     Agreement of Trust, made as of this day of June 1993
between 512 SEVENTH AVENUE ASSOCIATES a partnership
having offices in care of Helmsley Spear Inc., 512
SEVENTH AVENUE party of the first part hereinafter
referred to as "Landlord" or "Lessor" and

G-III LEATHER FASHIONS, INC.

a domestic corporation having offices at New York City party of the second part hereinafter referred to as "Tenant" or "Lessee".

     Witnesseth: Landlord hereby leases to Tenant and       Entire 34th &
Tenant hereby hires from Landlord the space on the floor,   35th Floors
as more particularly shown on the plan annexed hereto and
made a part hereof, in the building known as 512 Seventh
Avenue in the Borough of Manhattan, City of New York, for
the term of 9 yrs, 7 mos, (or until such term shall
sooner cease and expire as hereinafter provided) to
commence on the 1st day of July 1993 and to end on the
31st day of January 2003 both dates inclusive at an
annual rent of $318,720.00 which Tenant agrees to pay in
lawful money of the United States which shall be legal
tender in payment of all debts and dues, public and
private, at the time of payment, in equal monthly
installments of $26,560.00 in advance on the first day of
each month during said term, at the office of Landlord or
such other place as Landlord may designate, without any
set off or deduction whatsoever, except that Tenant shall
pay the first monthly installment(s) on the execution
hereof (unless this lease be a renewal).

     The parties hereto for themselves, their heirs,
distributees, executors, administrators, legal
representatives, successors and assigns, hereby covenant
and agree as follows:

     FIRST:- Tenant Shall pay the rent and additional       RENT
rent as above and as hereinafter provided.

     SECOND:-(a) Tenant shall pay to Landlord, as           ADDITIONAL
additional rent hereunder. In advance, on the first day     RENT
of each and every month during the term hereof, all sums
expended by Landlord and or which become due to Landlord
under this lease and under any collateral agreements
relating to the premises. Tenant's use and occupancy
thereof the supplying by Landlord to Tenant of any
services in connection therewith, together with any fines
or penalties imposed or assessed by any governmental
authority by reason of Tenant's failure to comply with
its requirements.

     (b) If Tenant shall default in the observance or
performance of any term or covenant on Tenant's part to
be observed or performed under or by virtue of any of the
terms or provisions in any paragraph of this lease.
Landlord may immediately or at any time thereafter and
without notice perform the same for the account of
Tenant, and if Landlord makes any expenditures or incurs
any obligations for the payment of money in connection
therewith including, but not limited to attorneys' fees
in instituting, prosecuting or defending any action or
proceeding, such sums paid or obligations incurred with
interest and costs shall be deemed to be additional rent
hereunder.

     (c) The receipt by Landlord at any term of any
installment of the regular stipulated rent hereunder or
of any additional rent shall not be deemed to be a waiver
of any other additional rent then due. For the
non-payment of any additional rent. Landlord shall have
all the rights and remedies which it would have in the
case of a default in the payment of the regular
stipulated rent hereunder or any installment thereof.

     THIRD:- In the event that, at the commencement of      RENT DUE
the term of this lease, or thereafter. Tenant shall be in   UNDER OTHER
default in the payment of rent to Landlord pursuant to      LEASE AS
the terms of another lease with Landlord or with            ADDITIONAL
Landlord's predecessor in interest. Landlord may, at        RENT
Landlord's option and without notice to Tenant, add the
amount of such arrearages to any monthly installment of
rent payable hereunder, and the same shall be payable to
Landlord as additional rent.

     FOURTH:- Tenant shall use and occupy the demised       USE
premises for Showroom, office, design & sale at wholesale
and not retail of apparel.

and for no other purpose. Tenant shall not suffer or
permit the demised premises or any part thereof to be
used by others for any purpose whatsoever, without the
prior written consent of landlord in each instance.

REQUIREMENTS                FIFTH:- Tenant at its sole expense shall comply with
OF LAW                 all laws, orders and regulations of Federal State County
                       and Municipal Authorities, and with any direction of any
                       public officer or officers, pursuant to law which shall
                       impose any violation order or duty upon Landlord or
                       Tenant with respect to demised premises, or the use or
                       occupation thereof*Tenant shall not do or permit to be
                       done any act or thing upon said premises which shall or
                       might subject Landlord to any liability or responsibility
                       for injury to any person or persons or to property by
                       reason of any business or operation being earned on upon
                       said premises or for any other reason.

CERTIFICATE                 SIXTH:- Tenant will not at any time use or occupy
OF                     the demised premises in violation of the certificate of
OCCUPANCY              occupancy or certificate of compliance issued for the
                       building of which the demised premises form a part, and
                       in the event that any department of the City or State of
                       New York shall hereafter at any time contend and or
                       declare by notice, violation, order or in any other
                       manner whatsoever that the premises hereby demised are
                       used for a purpose which is a violation of such
                       certificate of occupancy. Tenant shall, upon five (5)
                       days' written notice from Landlord, immediately
                       discontinue said use of such premises. Failure by Tenant
                       to discontinue such use after such notice: shall be
                       considered a default in the fulfillment of a covenant of
                       this lease, and Landlord shall have the right to
                       terminate this lease immediately, and in addition thereto
                       shall have the right to exercise any and all rights and
                       privileges and remedies given to Landlord by and pursuant
                       to the provisions of Paragraph 40 hereof. The statement
                       in this lease of the nature of the business to be
                       conducted by Tenant in demised premises shall not be
                       deemed or construed to constitute a representation or
                       guaranty by Landlord that such business may continue to
                       be conducted in the premises for the entire period of the
                       lease or is lawful or permissible under the certificate
                       of occupancy in effect for the building of which the
                       demised premises form a part or otherwise permitted by
                       law. If alterations or additions, including but not
                       limited to a sprinkler system are needed to permit lawful
                       conduct of Tenant's business or to comply with the
                       certificate of occupancy, the same shall be made by and
                       at the sole expense of Tenant.

NON-                        SEVENTH:- Tenant shall not suffer any act to be done
HAZARDOUS              or any condition to exist on the demised premises or any
USES                   part thereof or any article to brought thereon, which may
                       be dangerous, unless safeguarded as required by law or by
                       any insurance carrier having any interest in such conduct
                       or condition or which may in law constitute a nuisance,
                       public or private, and as not to make void or voidable
                       any insurance applicable to the building, under penalty
                       of damages and forfeiture.

SAFETY                      EIGHTH:- Tenant shall not at any time allow smoking
PRECAUTIONS            on any part of the premises where stock is stored. Tenant
                       shall store all silk and other textiles in steel bins or
                       shelving, the bottoms of which shall be at least six
                       inches above the floor, and the tops of which shall
                       extend at least three inches and shall have drip points
                       so as to shed water from the goods. No shelving bins
                       shall be installed without Landlord's prior written
                       consent. Tenant shall make all floors water-tight by
                       painting or covering them with linoleum or other
                       water-light floor covering. Where cleaning fluid is used,
                       it shall be non-inflammable. Tenant shall use no cleaning
                       fluid not approved in writing by Landlord. Tenant will
                       not permit the accumulation of waste or refuse matter on
                       the premises.

TENANT                      NINTH:- Tenant will conduct its business in such a
TO KEEP                manner as to enable Landlord or other tenants in the
INSURANCE              building to obtain the lowest possible insurance rate
RATE LOW               upon the entire building in which the demised premises
                       are located, and will, at its sole expense, comply with
                       all rules, orders, regulations or requirements of all
                       public liability, fire and insurance policies in force at
                       any time with respect to the demised premises, as well as
                       all rules, orders, regulations or requirements of the New
                       York Board of Fire Underwriters or any other similar
                       body, and shall not do or permit anything to be done in
                       or upon said premises or bring or keep anything therein,
                       except as now or hereafter permitted by the Fire
                       Department. Board of Fire Underwriters. Fire Insurance
                       Rating Organization, or other authority having
                       jurisdiction and then only in such quantity and manner of
                       storage as not to increase the rate for fire insurance
                       applicable to the building, or use the premises in a
                       manner which shall increase the rate of fire insurance on
                       the building of which demised premises form a part, or on
                       property located therein, over that in effect prior to
                       this lease. If by reason of failure of Tenant to comply
                       with the provisions of this paragraph including, but not
                       limited to the mere use to which Tenant puts the
                       premises, the fire insurance rate shall at the beginning
                       of this lease or at any time thereafter be higher than it
                       otherwise would be then Tenant shall reimburse Landlord,
                       as additional rent hereunder for that part of all fire
                       insurance premiums thereafter paid by Landlord, which
                       shall have been charged because of such failure or use by
                       Tenant, and shall make such reimbursement upon the first
                       day of the month following such outlay by Landlord. In
                       any action or proceeding wherein Landlord and Tenant are
                       parties, a schedule or "make up" of rate for the building
                       or demised premises issued by the New York Fire Insurance
                       Exchange, or other body making fire insurance rates for
                       said premises, shall be conclusive evidence of the facts
                       therein stated and of the several items and charges in
                       the fire insurance rate then applicable to said premises
                       Tenant shall not bring or

                       *    Specifically excluding, however, existing violations
                            of law which are the responsibility of Landlord.

                                        2

permit to be brought or kept in or on the demised
premises, and inflammable, combustible or explosive
fluid, chemical, substance or material other than silk or
other textiles, or cause or permit any odors of cooking
or other processes, or any unusual or other objectionable
odors to permeate from the demised premises. That the
premises are being used for the purpose set forth herein
shall not relieve Tenant from the foregoing duties,
obligation and expenses.

     TENTH:-(a) Tenant shall not assign, mortgage or        ASSIGNMENT,
encumber this agreement nor underlet the demised premises   MORTGAGE
or any part thereof or permit the demised premises or any   AND
part thereof to be occupied by anybody other than Tenant,   SUBLEASING
without the prior written consent of Landlord in each
instance. The transfer of a majority of the issued and
outstanding capital stock of any corporate Lessee of this
lease or a majority of the total interest in any
partnership Lessee, however accomplished, and whether in
a single transaction or in a series of related or
unrelated transactions, shall be deemed an assignment of
this lease. If this lease be assigned, or if the demised
premises or any part thereof be underlet or occupied by
anybody other than Tenant. Landlord may, after default by
Tenant, collect rent from the assignee, under-tenant or
occupant, and apply the net amount collected to the rent
herein reserved, but no such assignment, underletting,
occupancy or collection shall be deemed a waiver of this
covenant, or the acceptance of the assignee, under-tenant
or occupant as tenant, or a release of Tenant from the
further performance by Tenant of covenants on the part of
Tenant herein contained. The consent by Landlord to an
assignment or underletting shall not in any wise be
construed to relieve Tenant from obtaining the express
consent in writing of Landlord to any further assignment
or underletting.

     (b) If the demised premises shall be underlet in
whole or in part by Tenant or its heirs, executors,
administrators, legal representatives, successors or
assigns, such party shall, within three (3) days of such
underletting, furnish Landlord with a duplicate original
of such underlease and shall, on demand of Landlord,
supply Landlord within three (3) days of such demand, a
written list of all such under-tenants, the terms,
including expiration duties of their under-tenancies, the
rents payable thereunder, and any additional information
requested by Landlord. This provision or compliance
therewith, however, shall in no event be construed to be
a consent to any underletting or a waiver of the covenant
against underletting contained herein. Non-compliance by
Tenant with the provisions of this paragraph shall be
deemed to be a breach of this lease.

     (c) Tenant assumes and shall be responsible for and
liable to Landlord, for all acts and omissions on the
part of any present or future under-tenant, their agents,
employees, servants or licensees, and any breach or
violation of any of the terms, covenants, agreements,
provisions, conditions and limitations of this lease,
whether by act or omission, by any under-tenant shall
constitute a breach or violation of this lease by Tenant.

     ELEVENTH:- Throughout the term of this lease. Tenant   WASTE
will take good care of the demised premises and
appurtenances and suffer no waste, damage, disfigurement
or injury thereto or any part thereof.

     TWELFTH:-(a) Tenant shall make no alterations,         ALTERATIONS
decorations, installations, additions or improvements in
or to the demised premises, including, but not limited
to, an air-conditioning or cooling system, unit or part
thereof or other apparatus of like or other nature, nor
bring materials in connection therewith on the demised
premises, without Landlord's prior written consent, and
then only by contractors or mechanics approved by
Landlord, and subject to plans and specifications
approved by Landlord. All such work, alterations,
decorations, installations, additions or improvements
shall be done at Tenant's sole expense and at such times
and in such manner as Landlord may from time to time
designate. All alterations, decorations, installations,
additions or improvements upon demised premises, made by
either party, including all paneling, decorations,
partition, railings, mezzanine floors, galleries, steam,
water, and air conditioning systems and units, shelving,
electric fixtures and the like, shall, unless Landlord
elects otherwise (which election shall be made by giving
a notice pursuant to the provisions hereof not less than
thirty (30) days prior to the expiration or other
termination of this lease or any renewal or extension
thereof) become the property of Landlord, and shall
remain upon, and be surrendered with, said premises, as a
part thereof, at the end of the term or renewal term, as
the case may be. In the event Landlord shall elect
otherwise, then such alterations, installations,
additions or improvements made by Tenant upon the demised
premises as the Landlord shall select, shall be removed
by Tenant at Tenant's sole cost and expense. All
alterations, decorations, installations, additions or
improvements installed by Tenant may be used by Tenant
without additional charge for such use, and without any
right in the Landlord to remove the same in the absence
of any default under this lease during the term hereof.

     (b) Tenant, at its own expense, will promptly repair
all damage and injury resulting from such removal and
restore the space theretofore occupied by such fixtures
and installations to good order and condition and to
character and appearance equal to that of the area
adjacent thereto, in default of any of which Landlord may
at its option cause the same to be done at Tenant's
expense.

                                        3

REPAIRS                     THIRTEENTH:- Tenant shall take good care of the
                       demised premises and the fixtures and appurtenances
                       therein, and at its sole cost and expense make all
                       repairs thereto as and when needed to preserve them in
                       good working order and condition. All damage or injury to
                       the demised premises and to its fixtures, appurtenances
                       and equipment or to the building of which the same form a
                       part or to its fixtures, appurtenances and equipment
                       caused by Tenant's moving property in or out of the
                       building or by installation or removal of furniture,
                       fixtures or other property, or resulting from fire,
                       explosion, air-conditioning unit or system, short
                       circuits, flow or leakage of water, steam, illuminating
                       gas, sewer gas, sewerage or odors or by frost or by
                       bursting or leaking of pipes or plumbing works or gas, or
                       from any other cause of any other kind or nature
                       whatsoever due to carelessness, omission, neglect,
                       improper conduct or other cause of Tenant, its servants,
                       employees, agents, visitors or licensees shall be
                       repaired, restored or replaced promptly by Tenant at its
                       sole cost and expense to the satisfaction of Landlord.
                       All aforesaid repairs, restorations and replacements
                       shall be in quality and class equal to the original work
                       or installations. If Tenant fails to make such repairs,
                       restorations or replacements within a reasonable time
                       same may be made by Landlord at expense of Tenant and
                       collectible as additional rent.

LANDLORD'S                  FOURTEENTH:-(a) Except where otherwise provided in
LIABILITY, OR          this lease, there shall be no allowance to Tenant for a
ALTERATIONS            diminution of rental value and no liability on the part
REPAIRS                of Landlord by reason of inconvenience, annoyance or
                       injury to business arising from Landlord. Tenant or
                       others making any repairs, alterations, additions or
                       improvements in or to any portion of the building or
                       demised premises, or in or to fixtures, appurtenances, or
                       equipment thereof, and no liability upon Landlord for
                       failure of Landlord or others to make any repairs,
                       alterations, additions or improvements in or to any
                       portion of the building or of demised premises, or in or
                       to the fixtures, appurtenances or equipment thereof.

                            (b) Landlord reserves the right to stop service of
                       the electric, water, sprinkler, steam, air conditioning,
                       elevator, heating and plumbing systems, when necessary,
                       by reason of accident, or emergency, or for repairs,
                       alterations, replacements or improvements, in the
                       judgment of Landlord desirable or necessary to be made,
                       until said repairs, alterations, replacements or
                       improvements shall have been completed.

EMPLOYMENT OF UNION         FIFTEENTH:- Tenant agrees that whenever any
LABOR TO MAKE          alterations, additions, improvements, changes or repairs
ALTERATIONS AND        to the said premises are consented to by Landlord, or in
REPAIRS                the moving of merchandise, fixtures or equipment into the
                       said building, or moving the same therefrom, only such
                       labor under agreement with the Building Trades
                       Employers' Association of New York City, or which shall
                       not cause strikes or concerted labor action by other
                       employees of the building, and which have the same or
                       similar labor union affiliations as those employed by
                       Landlord or Landlord's contractors, shall be employed.

DISCHARGE OF LIENS,         SIXTEENTH:--(a) Any mechanic's lien filed against
ETC.                   the demised premises, or the building of which the same
                       form a part, for work claimed to have been done for, or
                       materials claimed to have been furnished to Tenant, shall
                       be discharged by Tenant within ten (10) days thereafter,
                       by payment in full or at Tenant's expense, by filing the
                       bond required by law. If Tenant fails to so pay or file
                       any bond. Landlord may pay the amount of said lien or
                       discharge the same by deposit, or otherwise, billing
                       Tenant for all expenses in connection therewith as
                       additional rent.

                            (b) Nothing in this lease contained shall be deemed
                       or construed in any way as constituting the consent or
                       request of Landlord, express or implied by inference or
                       otherwise, to any contractor, sub-contractor, laborer or
                       materialman for the performance of any labor or the
                       furnishing of any materials for any specific improvement,
                       alteration to, or repair of the demised premises, or any
                       part thereof, or for the demolition or replacement of the
                       demised premises or any part thereof.

                            (c) Tenant agrees to obtain and deliver to Landlord,
                       written and unconditional waivers of liens (and agreement
                       that its filed plans may be replaced), for all plans,
                       specifications and drawings for work or materials to be
                       furnished to Tenant at the premises, signed by all
                       architects, engineers and designers to become involved in
                       such work for Tenant: with respect to contractors,
                       subcontractors, materialmen and laborers, and all work or
                       materials to be furnished to Tenant at the premises.
                       Tenant agrees to obtain and deliver to Landlord written
                       and unconditional waiver of mechanics liens upon the
                       premises or the building after payments to the
                       contractors, and subject to any applicable provisions of
                       the Lien Law.

SIGNS                       SEVENTEENTH:-- Tenant will not without Landlord's
                       written consent, place, affix or paint any signs,
                       awnings, projections or advertising material of any kind
                       upon the exterior of the premises or of the building, not
                       upon the windows, nor in any location that may be visible
                       from any of the lobbies or passageways. If Tenant shall
                       cause or permit any sign or other object, similar or
                       dissimilar, to be placed on or affixed to any

                                        4

part of the building not inside the space specifically
demised hereunder. Landlord shall have the right, without
notice or liability to Tenant, to remove and dispose of
the same and to make any repairs necessitated by such
removal, all at Tenant's sole expense and risk.
Landlord's expenses in so doing shall be deemed
additional rent hereunder and collectible as such.

     EIGHTEENTH:-(a) Tenant will not cause or permit any    MISCELLANEOUS
connection to be made to the wiring on the electrical       PROHIBITED ACTIONS
panel boards of the building without the prior written      OF TENANT
consent and supervision of Landlord.

     (b) Tenant agrees that it will not drive nails in,
drill in, disfigure or deface any part of the building
nor suffer the same to be done, nor cause or permit the
floors, walls, doors or ceilings of the demised premises
to be drilled, hammered, pounded or otherwise dealt with
in a noisy or disturbing manner at any time during
customary business hours (i.e. between 9:00 A.M. and
5:00 P.M.) whether or not such activities are incidental
to or part of work to which Landlord has consented.

     (c) Tenant shall not install any pressing equipment,
whether connected to Tenant's gas-fired boiler or to the
building steam system, without first having plans and
specifications approved by Landlord.

     The vacuum used by pressing machines for the drying
of garments shall be created by an electrically driven
vacuum pump. Tenant shall not use any vacuum created by
the use of steam from a gas-fired boiler or from the
building steam system.

     (d) Tenant shall not permit any connection to be
made at the demised premises with any high pressure steam
lines, electric current lines or water lines without
Landlord's prior written consent.

     (e) Tenant shall not make any electrical or plumbing
installation without Landlord's prior written consent.
All water lines must be installed in red brass.

     (f) Window air-conditioning units shall in no event
be installed without Landlords' prior written approval or
be mounted so as to extend outward beyond the line of the
window frame.

     (g) Tenant shall install no linoleum, rubber, mastic
or vinyl tile floor covering, unless it is laid over a
layer of felt, double cemented in the manner approved by
Landlord.

     (h) Tenant shall not place a load upon any floor of
the demised premises exceeding the floor load per square
foot area which such floor was designed to carry and
which is allowed by law. Landlord reserves the right to
prescribe the weight and position of all safes which must
be placed so as to distribute the weight. Business
machines and mechanical equipment shall be placed and
maintained by Tenant at Tenant's expense in settings
sufficient in Landlord's judgment to absorb and prevent
vibration, noise and annoyance. Tenant agrees that upon
the written request of Landlord. Tenant will, within
fifteen (15) days of the mailing of such request, provide
rubber or other approved settings for absorbing,
preventing and decreasing noise and/or vibration from any
or all machines or machinery, such insulation or other
devices for the prevention, decrease or elimination of
noise satisfactory to Landlord shall be made in such
manner and of such material as Landlord may direct. In
the event that Tenant fails to comply with the aforesaid
request within the fifteen (15) days aforementioned.
Landlord may, at its option, by notice in writing to
Tenant, cause the term of this lease to expire. Landlord
in such event shall have the right to re-enter the
premises by summary proceedings or otherwise without
liability. Landlord shall not give less than thirty (30)
days' notice of its election to terminate the lease as
above provided. Landlord shall have the right to enter
the demised premises with workmen and materials and to
insulate the machinery as above provided, collecting from
Tenant the cost of such work as additional rent in the
event that Tenant fails to comply with the written
request aforementioned alter the expiration of fifteen
(15) days from the receipt thereof.

     (i) Tenant shall not move any safe, heavy machinery,
heavy equipment, freight, bulky matter, or fixtures into
or out of the building without Landlord's prior written
consent and the filing with Landlord of a Rigger's
Liability Insurance Certificate satisfactory of Landlord.
If such safe, machinery, equipment, freight, bulky matter
or fixtures require special handling, Tenant agrees to
employ only persons holding a Master Rigger's License to
do said work, and that all work in connection therewith
shall comply with the Administrative Code of the City of
New York.

     (j) If the demised premises be or become infested
with vermin. Tenant shall, at Tenant's expense, cause the
same to be exterminated from time to time to the
satisfaction of Landlord, and shall employ such
exterminators and such exterminating company or companies
as shall be approved by Landlord.

                                        5

                            (k) The water and wash closets and other plumbing
                       fixtures shall not be used for any purposes other than
                       those for which they were designed or constructed, and no
                       sweepings, rubbish, rags, acids or other substances shall
                       be deposited therein.

                            (l) Tenant agrees to provide proper receptacles as
                       called for by the Fire Department. Board of Fire
                       Underwriters. Fire Insurance Rating Organization or of
                       the authority having jurisdiction. Tenant hereby agrees
                       to cause its rubbish or waste to be disposed of at its
                       own cost and expense, subject to all the rules and
                       regulations that from time to time may be made in
                       connection therewith by Landlord, including a regulation
                       that Tenant shall use a single rubbish or waste remover
                       designated by Landlord for the removal of the rubbish or
                       waste of the tenants in the building. Tenant further
                       agrees that it shall not at any time store any of its
                       rubbish or waste in the lobbies, foyers, passage-ways or
                       other spaces adjacent to the premises herein demised, nor
                       shall Tenant place the rubbish (which is to be taken by
                       the waste remover) in the said areas prior to 5:00 P.M.

                            (m) If Tenant is a lessee of any store in said
                       building, the said Tenant hereby agrees to keep the
                       sidewalk, entrance and passage-ways unencumbered and
                       unobstructed, and agrees, further, to remove all ice and
                       snow from the sidewalks immediately in front of the
                       demised premises.

                            (n) Tenant will not suffer, permit or allow unusual
                       or objectionable odors to be produced upon or permeate
                       from the demised premises.

WINDOW CLEANING             NINETEENTH:- Tenant will not clean, nor require,
                       permit, suffer or allow any window in the demised
                       premises to be cleaned, from the outside in violation of
                       Section 202 of the Labor Law or of the rules of the Board
                       of Standards and Appeals, or of any other board or body
                       having or asserting jurisdiction.

NOTICE OF DAMAGE TO         TWENTIETH:- Tenant shall give prompt notice to
PREMISES               Landlord of any accidents to or defects in the pipes and
                       apparatus in the building or of any fire that may occur.

LANDLORD'S ACCESS TO        TWENTY-FIRST:-- Tenant shall permit Landlord to
PREMISES               erect, use and maintain, pipes and conduits in and
                       through the demised premises. Landlord or Landlord's
                       agents shall have the right to enter the demised premises
                       at reasonable times after notice to Tenant to examine the
                       same, and to show them to prospective purchasers or
                       lessees of the building and to make such decorations,
                       repairs, alterations, improvements or additions as
                       Landlord may deem necessary or desirable, and Landlord
                       and its representatives shall be allowed to take and
                       store all material into and upon said premises that may
                       be required therefor without the same constituting an
                       eviction of Tenant in whole or in part and the rent
                       reserved shall in no wise abate while said decorations,
                       repairs, alterations, improvements, or additions are
                       being made, by reason of loss or interruption of business
                       of Tenant* or otherwise. During the six months prior to
                       the expiration of the term of this lease, or any renewal
                       term. Landlord may exhibit the premises to prospective
                       tenants or purchasers, and place upon said premises, or
                       the exterior thereof, the usual notice "To Let" or "For
                       Sale", which notices Tenant shall permit to remain
                       thereon without molestation. If, during the last month of
                       the term, Tenant shall have removed all or substantially
                       all of Tenant's property therefrom. Landlord may
                       immediately enter and alter, renovate and redecorate the
                       demised premises, without elimination or abatement of
                       rent, or incurring liability to Tenant for any
                       compensation, and such acts shall have no effect upon
                       this lease. If Tenant shall not be personally present to
                       open and permit an entry into said premises, at any time,
                       when for any reason an entry therein shall be necessary
                       or permissible. Landlord or Landlord's agents may enter
                       the same by a master key or may forcibly enter the same
                       without rendering Landlord or such agents liable therefor
                       (if during such entry Landlord or Landlord's agents shall
                       accord reasonable care to Tenant's property), and without
                       in any manner affecting the obligations and covenants of
                       this lease. *Nothing herein contained, however, shall be
                       deemed or construed to impose upon Landlord any
                       obligation, responsibility or liability whatsoever, for
                       the care, supervision or repair, of the building or any
                       part thereof, other than as herein provided. Landlord
                       shall also have the right at any time, without the same
                       constituting an actual or constructive eviction and
                       without incurring any liability to Tenant therefor, to
                       change the arrangement and/or location of entrances or
                       passageways, doors and doorways, and corridors,
                       elevators, stairs, toilets, or other public parts of the
                       building and to change the name, number or designation by
                       which the building is commonly known.

ELECTRICITY                 TWENTY-SECOND:-- Lessee agrees that Lessor may
                       furnish electricity to Lessee on a "submetering" basis or
                       on a "rent inclusion" basis.

                            (a) Submetering: If and so long as Lessor provides
                       electricity to the demised premises on a submetering
                       basis. Lessee covenants and agrees to purchase the same
                       from Lessor or Lessor's designated agent at charges,
                       terms and rates set, from time to time, during the term
                       of this lease by Lessor but not more than those specified

                       *Landlord shall endeavor to minimize interference with
                       Tenant's business.

                                        6

                       in the service classification in effect on January 1,
                       1970 pursuant to which Lessor then purchased electric
                       current from the public utility corporation serving the
                       part of the city where the building is located: provided,
                       however, said charges shall be increased in the same
                       percentage as any percentage increase in the billing
                       to Lessor for electricity for the entire building, by
                       reason of increase in Lessor's electric rates or service
                       classifications, subsequent to January 1, 1970, and so as
                       to reflect any increase in Lessor's electric charges,
                       fuel adjustment, or by taxes or charges of any kind
                       imposed on Lessor's electricity purchases, or for any
                       other such reason, subsequent to said date. Any such
                       percentage increase in Lessor's billing for electricity
                       due to changes in rates or service classifications shall
                       be computed by the application of the average consumption
                       (energy and demand) of electricity for the entire
                       building for the twelve (12) full months immediately
                       prior to the rate and/or service classification change,
                       or any changed methods of or rules on billing for same,
                       on a consistent basis to the new rate and/or service
                       classification and to the service classification in
                       effect on January 1, 1970. If the average consumption of
                       electricity for the entire building for said prior twelve
                       (12) months cannot reasonably be applied and used with
                       respect to changed methods of or rules on billing, then
                       the percentage increase shall be computed by the use of
                       the average consumption (energy and demand) for the
                       entire building for the first three (3) months after such
                       change, projected to a full twelve (12) months; and that
                       same consumption, so projected, shall be applied to the
                       service classification in effect on January 1, 1970.
                       Where more than one meter measures the service of Lessee
                       in the building, the service rendered through each meter
                       may be computed and billed separately in accordance with
                       the rates herein. Bills therefore shall be rendered at
                       such times as Lessor may elect and the amount, as
                       computed from a meter, shall be deemed to be, and be paid
                       as, additional rent. In the event that such bills are not
                       paid within five (5) days after the same are rendered.
                       Lessor may, without further notice, discontinue the
                       service of electric current to the demised premises
                       without releasing Lessee from any liability under this
                       lease and without Lessor or Lessor's agent incurring any
                       liability for any damage or loss sustained by Lessee by
                       such discontinuance of service. If any tax is imposed
                       upon Lessor's receipt from the sale or resale of
                       electrical energy or gas or telephone service to Lessee
                       by any Federal. State or Municipal Authority, Lessee
                       covenants and agrees that, where permitted by law,
                       Lessee's pro-rata share of such taxes shall be passed on
                       to, and included in the bill of, and paid by, Lessee to
                       Lessor.

                            (b) Rent Inclusion: If and so long as Lessor
                       provides electricity to the demised premises on a rent
                       inclusion basis. Lessee agrees that the fixed annual rent
                       shall be increased by the amount of the Electricity Rent
                       Inclusion Factor ("ERIF"), as hereinafter defined. Lessee
                       acknowledges and agrees (i) that the fixed annual rent*
                       hereinabove set forth in this lease does not yet, but is
                       to include an ERIF of $2.75 per rentable square foot to
                       compensate Lessor for electrical wiring and other
                       installations necessary for, and for its obtaining and
                       making available to Lessee the redistribution of,
                       electric current as an additional service; and (ii) that
                       said ERIF, which shall be subject to periodic adjustments
                       as hereinafter provided, has been partially based upon an
                       estimate of the Lessee's connected electrical load, which
                       shall be deemed to be the demand (KW), and hours of use
                       thereof, which shall be deemed to be the energy (KWH) for
                       ordinary lighting and light office equipment and the
                       operation of the usual small business machines, including
                       Xerox or other copying machines (such lighting and
                       equipment are hereinafter called "Ordinary Equipment")
                       during ordinary business hours ("ordinary business hours"
                       shall be deemed to mean 50 hours per week), with Lessor
                       providing an average connected load of 4 1/2 watts of
                       electricity for all purposes per rentable square foot.
                       Any installation and use of equipment other than Ordinary
                       Equipment and/or any connected load and/or any energy
                       usage by Lessee in excess of the foregoing shall result
                       in adjustment of the ERIF as hereinafter provided. For
                       purposes of this Article the rentable square foot area of
                       the presently demised premises shall be deemed to be
                       21,248 square feet.

                            If the cost to Lessor of electricity shall have
                       been, or shall be, increased or decreased subsequent to
                       January 1, 1990 (whether such change occurs prior to or
                       during the term of this lease), by change in Lessor's
                       electric rates or service classifications, or by any
                       increase, subsequent to the last such electric rate or
                       service classification change, in fuel adjustments or
                       charges of any kind, or by taxes, imposed on Lessor's
                       electricity purchases, or for any other such reason, then
                       the ERIF, which is a portion of the fixed annual rent,
                       shall be changed in the same percentage as any such
                       change in cost due to changes in electric rates or
                       service classifications, and, also, Lessee's payment
                       obligation, for electricity redistribution, shall change
                       from time to time so as to reflect any such increase in
                       fuel adjustments or charges, and taxes. Any such
                       percentage increases in Lessor's cost due to changes in
                       electric rates or service classifications shall be
                       computed by the application of the average consumption
                       (energy and demand) of electricity for the entire
                       building for the twelve (12) full months immediately
                       prior to the rate and/or service classification change,
                       other change in cost, or any changed methods of or rules
                       on billing for same, on a consistent basis to the new
                       rate and/or service classification and to

*$2.90 effective 4/17/92.

                                        7

                       the immediately prior existing rate and/or service
                       classifications. If the average consumption of
                       electricity for the entire building for said prior twelve
                       (12) months cannot reasonably be applied and used with
                       respect to changed methods of or rules on billing, then
                       the percentage increase shall be computed by the use of
                       the average consumption (energy and demand) for the
                       entire building for the first three (3) months after such
                       change, projected to a full twelve (12) months, so as to
                       reflect the different seasons; and the same consumption,
                       so projected, shall be applied to the rate and/or service
                       classification which existed immediately prior to the
                       change. The parties agree that a reputable, independent
                       electrical consultant, selected by Lessor ("Lessor's
                       electrical consultant"), shall determine the percentage
                       change for the changes in the ERIF due to Lessor's
                       changed costs, and that Lessor's electrical consultant
                       may from time to time make surveys in the demised
                       premises of the electrical equipment and fixtures and the
                       use of current. (i) If any such survey shall reflect an
                       average connected load in the demised premises in excess
                       of 4 1/2 watts of electricity for all purposes per
                       rentable square foot and/or energy usage in excess of
                       ordinary business hours (each such excess is hereinafter
                       called "excess electricity") then the connected load
                       and/or the hours of use portion(s) of the then existing
                       ERIF shall each be increased by an amount which is equal
                       to a fraction of the then existing ERIF, the numerator of
                       which is the excess electricity (i.e. excess connected
                       load and/or excess usage) and the denominator of which is
                       the average connected load and/or the usage thereof which
                       was the basis for the computation of the then existing
                       ERIF. Such fractions shall be determined by Lessor's
                       electrical consultant. The fixed annual rent shall then
                       be appropriately adjusted, effective as of the date of
                       any such change in connected load and/or usage, as
                       disclosed by said survey, (ii) If such survey shall
                       disclose installation and use of other than Ordinary
                       Equipment, then effective as of the date of said survey,
                       there shall be added to the ERIF portion of the fixed
                       annual rent (computed and fixed as hereinabove described)
                       an additional amount equal to what would be paid under
                       the SC-4 Rate I Service classification in effect on
                       January 1, 1990 (and not the time-of-day rate schedule)
                       for such load and usage of electricity, with the
                       connected load deemed to be the demand (KW) and the hours
                       of use thereof deemed to be the energy (KWH), as
                       hereinbefore provided, (which addition to the ERIF shall
                       be increased or decreased by all electricity cost changes
                       of Lessor, as hereinabove provided, from January 1, 1990
                       through the date of billing).

                                                                               *
                            In no event, whether because of surveys or for any
                       other reason, is the originally specified $2.75 per
                       rentable square foot ERIF portion of the fixed annual
                       rent (plus any net increase thereof, but not decrease, by
                       virtue of all electric rate or service classification
                       changes subsequent to January 1, 1990) to be reduced.

                            (c) General Conditions: The determinations by
                       Lessor's electrical consultant shall be binding and
                       conclusive on Lessor and on Lessee from and after the
                       delivery of copies of such determinations to Lessor and
                       Lessee, unless, within fifteen (15) days after delivery
                       thereof, Lessee disputes such determination. If Lessee so
                       disputes the determination, it shall, at its own expense,
                       obtain from a reputable, independent electrical
                       consultant its own determinations in accordance with the
                       provisions of this Article. Lessee's consultant and
                       Lessor's consultant then shall seek to agree. If they
                       cannot agree within thirty (30) days they shall choose a
                       third reputable electrical consultant, whose cost shall
                       be shared equally by the parties, to make similar
                       determinations which shall be controlling. (If they
                       cannot agree on such third consultant within (10) days,
                       then either party may apply to the Supreme Court in the
                       County of New York for such appointment.) However,
                       pending such controlling determinations, Lessee shall pay
                       to Lessor the amount of additional rent or ERIF in
                       accordance with the determinations of Lessor's electrical
                       consultant. If the controlling determinations differ from
                       Lessor's electrical consultant, then the parties shall
                       promptly make adjustment for any deficiency owed by
                       Lessee or overage paid by Lessee.

                            At the option of Lessor, Lessee agrees to purchase
                       from Lessor or its agents all lamps and bulbs used in the
                       demised premises and to pay for the cost of installation
                       thereof. Lessor shall not be liable to Lessee for any
                       loss or damage or expense which Lessee may sustain or
                       incur if either the quantity or character of electric
                       service is changed or is no longer available or suitable
                       for Lessee's requirements. Lessee covenants and agrees
                       that at all times its use of electric current shall never
                       exceed the capacity of existing feeders to the building
                       or the risers or wiring installation. Lessee agrees not
                       to connect any additional electrical equipment to the
                       building electric distribution system, other than lamps,
                       typewriters and other small office machines which consume
                       comparable amounts of electricity, without Lessor's prior
                       written consent, which consent shall not be unreasonably
                       withheld. Any riser or risers to supply Lessee's
                       electrical requirements, upon written request of Lessee,
                       will be installed by Lessor, at the sole cost and expense
                       of Lessee, if, in Lessor's sole judgment, the same are
                       necessary and will not cause permanent damage or injury
                       to the building or demised premises or cause or create a

                       *$2.90 effective 4/17/92.

                                       8

dangerous or hazardous condition or entail excessive or
unreasonable alterations, repairs or expense or interfere
with or disturb other tenants or occupants. In addition
to the installation of such riser or risers. Lessor will
also at the sole cost and expense of Lessee, install all
other equipment proper and necessary in connection
therewith subject to the aforesaid terms and conditions.
The parties acknowledge that they understand that it is
anticipated that electric rates, charges, etc., may be
changed by virtue of time-of-day rates or other methods
of billing, and that the references in the foregoing two
paragraphs to changes in methods of or rules on billing
are intended to include any such changes. Supplementing
Article 53 hereof, if all or part of the submetering
additional rent or the ERIF payable in accordance with
Subdivision (A) or (B) of this Article becomes
uncollectible or reduced or refunded by virtue of any
law, order or regulation, the parties agree that, at
Lessor's option, in lieu of submetering additional rent
or ERIF, and in consideration of Lessee's use of the
buildings electrical distribution system and receipt of
redistributed electricity and payment by Lessor of
consultants' fees and other redistribution costs, the
fixed annual rental rate(s) to be paid under this Lease
shall be increased by an "alternative charge" which shall
be a sum equal to $2.75 per year per rentable sq. ft. of
the demised premises, changed in the same percentage as
any changes in the cost to Lessor for electricity for the
entire building subsequent to January 1, 1990, because of
electric rate or service classification changes, as in
Subdivision (B) hereof provided, and such percentage
change to be computed as in Subdivision (B) provided. The
Lessor reserves the right, at any time upon thirty (30)
days' written notice, to change its furnishing of
electricity to Lessee from a rent inclusion basis to a
submetering basis, or vice versa. The Lessor reserves the
right to terminate the furnishing of electricity on a
rent inclusion, submetering, or any other basis at any
time, upon thirty (30) days' written notice to the
Lessee, in which event the Lessee may make application
directly to the public utility for the Lessee's entire
separate supply of electric current and Lessor shall
permit its wires and conduits, to the extent available
and safely capable, to be used for such purpose. Any
meters, risers or other equipment or connections
necessary to furnish electricity on a submetering basis
or to enable Lessee to obtain electric current directly
from such utility shall be installed at Lessee's sole
cost and expense. Only rigid conduit or electricity metal
tubing (EMT) will be allowed. The Lessor, upon the
expiration of the aforesaid thirty (30) days' written
notice to the Lessee may discontinue furnishing the
electric current but this lease shall otherwise remain in
full force and effect. If Lessee was provided electricity
on a rent inclusion basis when it was so discontinued,
then commencing when Lessee receives such direct service
and as long as Lessee shall continue to receive such
service, the fixed annual rental rate payable under this
lease shall be reduced by the amount of the ERIF which
was payable immediately prior to such discontinuance of
electricity on a rent inclusion basis.

     TWENTY-THIRD:--(a) If Landlord installs a water        WATER
meter to measure Tenant's water consumption for all         SEWER
purposes, Tenant shall pay Landlord for the cost of meter   RENTS
and the cost of the installation thereof and throughout
the duration of Tenant's occupancy Tenant shall keep said
meter and installation equipment in good working order
and repair at Tenant's own cost and expense, in default
of which Landlord may cause such meter and equipment to
be replaced or repaired and collect the cost thereof from
Tenant. Tenant agrees to pay for water consumed, as shown
on said meter as and when bills are rendered, and on
default in making such payment Landlord may pay such
charges and collect the same from Tenant Landlord may
inspect such water meter at any time and shall have
access thereto at all times for the purpose of such
inspection.

     (b) In addition to the foregoing, Tenant agrees to
pay its proportionate share of the water consumed in the
toilets and other portions of the permises over which
Landlord may reserve control, irrespective of the fact
that the same shall be located outside of the demised
premises.

     (c) Tenant covenants and agrees to pay its pro-rata
share of the sewer rent, charge or any other tax, rent
levy or charge which now or hereafter is assessed,
imposed or a lien upon the demised premises or the realty
of which they are part pursuant to law, order or
regulation made or issued in connection with the use,
consumption, maintenance or supply of water, water system
or sewage or sewage connection or system.

     (d) The bill rendered by Landlord for metered water,
sewer or any other charges provided for in this paragraph
"23," shall be based upon Tenant's consumption and shall
be payable by Tenant as additional rent. Any such costs
or expenses incurred or payments made by landlord for any
of the reasons or purposes hereinabove stated, shall be
deemed to be additional rent payable by Tenant and
collectible by Landlord as such. If the building or the
demised premises or any part thereof be supplied with
water through a meter through which water is also
supplied to other premises, Tenant shall pay to Landlord
as additional rent, on the first day of each month,
$255.00, as Tenant's portion. Independently of and in
addition to

                                        9

                       any of the remedies reserved to Landlord hereinabove or
                       elsewhere in this lease, Landlord may sue for and collect
                       any monies to be paid by Tenant or paid by Landlord for
                       any of the reasons or purposes hereinabove set FORTH.

SPRINKLER                   TWENTY-FOURTH:--If the sprinkler system or any of
                       its appliances shall be damaged or injured or not in
                       proper working order by reason of any act or omission of
                       Tenant, Tenant's agents, servants, employees, licensees
                       or visitors, Tenant shall forthwith restore the same in
                       good working condition at its own expense; and

                       if the New York Board of Fire Underwriters or the New
                       York Fire Insurance Rating Organization or any bureau,
                       department or official of the State or City Government,
                       require or recommend that any changes, modifications,
                       alterations or additional sprinkler heads or other
                       equipment be made or supplied by reason of Tenant's
                       business, or the location of partitions, trade fixtures,
                       or other contents of the demised premises, or for any
                       other reason, or if any such changes, modifications,
                       alterations, additional sprinkler heads or other
                       equipment, become necessary to prevent the imposition of
                       a penalty or charge against the full allowance for a
                       sprinkler system in the fire insurance rate as fixed by
                       said Rating Organization, or by any Fire Insurance
                       Company, Tenant shall, at Tenant's expense, promptly make
                       and supply such changes, modifications, alterations,
                       additional sprinkler heads or other equipment Tenant
                       shall pay to Landlord as additional rent the sum of $
                       255.00 on the first day of each month during the term of
                       this lease, as Tenant's portion of the contract price for
                       sprinkler supervisory service.

AIR                         TWENTY-FIFTH:-- With reference to the 34th Floor
CONDITIONING           part of the demised premises, Tenant shall install at its
                       own cost and expense the air conditioning system which
                       affects the whole or a portion of the demised premises,
                       and shall, at its own cost and expense, maintain and
                       operate said system in compliance with all present and
                       future laws and governmental requirements, and shall
                       obtain all governmental licenses and permits now or
                       hereafter required. Tenant shall pay for all electric
                       current, water and refrigerants used in connection with
                       said system. Tenant, at its own cost and expense, shall
                       make or cause to be made, all repairs, alterations,
                       changes, additions or improvements in and to said system
                       which may be necessary or which may be required or
                       recommended by Landlord or by any governmental authority,
                       and shall furnish all parts and supplies necessary or
                       desirable in connection therewith, but no alterations,
                       changes, additions or improvements shall be made by
                       Tenant without the advance written consent of Landlord.
                       Landlord's charges for electric current, water and
                       refrigerants and for such parts, supplies, repairs,
                       alterations, changes, additions or improvements as are
                       caused to be furnished or made by Landlord shall be
                       payable by Tenant as additional rent upon presentation of
                       Landlord's bill for same. The non-functioning or
                       defective functioning of said air conditioning system, or
                       Tenant's inability to operate or maintain the same in
                       compliance with lawful requirements or Landlord's removal
                       thereof or termination of the operation thereof as
                       provided in this paragraph, or any delay, discomfort or
                       inconvenience suffered by Tenant in connection therewith,
                       or, without limitation of or by the foregoing, any other
                       matter or thing related to such system, shall not give
                       rise to any obligation or liability on the part of
                       Landlord and shall not affect this lease or be deemed to
                       release or discharge Tenant of any of Tenant's
                       obligations or liabilities under this lease or otherwise.
                       Title to said system and all present and future parts
                       thereof is and shall be vested in Landlord. *

ELEVATOR                    TWENTY-SIXTH:--(a) As long as Tenant is not in
                       default under any of the covenants of this lease,
                       Landlord shall provide necessary elevator facilities on
                       business days from 8:00A.M to 6:00P.M., and on Saturdays
                       from 8:00A.M. to 1:00P.M. On Sundays, holidays and
                       nights, Landlord win furnish at least one (1) elevator.

                            (b) If the building of which the demised premises
                       are a part supplies manually operated elevator service,
                       Landlord may proceed with alterations necessary to
                       substitute automatic control elevator service upon ten
                       (10) days' written notice to Tenant without in any way
                       affecting the obligations of Tenant hereunder, provided
                       that the same shall be done with the minimum amount of
                       inconvenience to Tenant, and Landlord pursues with due
                       diligence the completion of the alterations. Where
                       automatic control elevator service is now, or hereafter
                       furnished, and the demised premises contain an entire
                       floor or floors. Tenant will provide, at its own cost and
                       expense, locks for all entrances to such floor or floors
                       from the elevators.

                            (c) Tenant agrees it will not permit its employees
                       other than office help to use the passenger elevator in
                       said building, nor will it permit them to use the stairs
                       leading to and from the passenger entrance to said

                       *(See Article Sixty Sixth and Sixty Seventh hereof). See
                       Article Twenty-Fifth-A with reference to the 35th Floor
                       part of the demised premises.

                                       10

building. Landlord may prescribe and regulate which
elevator and entrance shall be used by Tenant's employees
and for Tenant's shipping.

     TWENTY-SEVENTH:-Landlord will:

     (a) Furnish heat to the demised premises, when and     HEAT. CLEANING.
as required by law. on business days during regular         PUBLIC AREAS
business hours.

     (b) Cause to be kept clean the public halls and
public portions of the building, which are used in common
by all tenants.

     TWENTY-EIGHTH:-It is expressly agreed that if in       REQUIRED
consequence of the use of the demised premises for          ALTERATIONS.
manufacturing purposes any Municipal or State Authority     MACHINERY
requires alterations and additions 10 such premises or
the building of which they are a part. Landlord, in
addition to other remedies provided for in this lease.
shall have the option of terminating this lease on sixty
(60) days' written notice to Tenant. Upon expiration of
said sixty (60) days, the term of this lease shall
terminate, and Tenant shall immediately vacate the
premises. In such event. Landlord shall refund to Tenant
the unearned pro rata portion of any rent paid in
advance. Landlord reserves the privilege of complying
with any order, rule or regulation as aforementioned in
order to remove such violation, if any. In such event.
Tenant waives any and all claims for damages growing out
of the work in the building or on the premises in
connection therewith. In the event that the violation can
be removed by Tenant's limiting the number of employees
in the demised premises. Tenant shall so limit the number
of employees immediately and no claim for damages or any
loss may be made against Landlord therefor.

     TWENTY-NINTH:-Tenant shall have the use of the         FIXTURES &
partitions existing in the premises demised herein and of   PARTITIONS
all other equipment, fixtures and appurtenances installed   INSTALLED
by Landlord prior to or during the term hereof. The         BY LANDLORD
ownership of all such property shall at all times be
vested in Landlord and possession thereof shall revert to
Landlord upon the expiration of the lease.

     THIRTIETH:--If any vault space is adjacent to the      VAULTS
demised premises, the same shall not be or be deemed to
be part of the demised premises or its appurtenances.
Landlord may permit Tenant to use such vault space
gratuitously, but such permission may be revoked by
Landlord at any time on two (2) days" notice. Landlord
shall have the right at any time to cause a wall to be
erected for the purpose of sealing off such vault space
from the demised premises. Said wall may be erected
wholly or partly on that portion of the demised premises
which abuts such vault space. Landlord and its designees
shall have the right from time to time to enter and
remain upon the demised premises, with men and materials,
for the purpose of erecting such wall. Tenant shall not
be entitled to any compensation, abatement of rent, or
other claim by reason of any action taken under this
paragraph by or on behalf of Landlord. Any fee or license
charge or tax of municipal authorities for such vault
shall be paid by Tenant.

     THIRTY-FIRST:--Landlord or its agents shall not be     LIABILITY OF
liable for any damage to property of Tenant or of others    LANDLORD.
entrusted to employees of the building, nor for the loss    PROPERTY
of or damage to any property of Tenant by theft or          LOSS.
otherwise. Landlord or its agents shall not be liable for   DAMAGE
any injury or damage to persons or property resulting
from fire, explosion, falling ceilings, falling plaster,
steam, gas. electricity, water, rain or snow or leaks
from any part of said building or from the pipes,
appliances or plumbing works or from the roof, street or
subsurface or from any other place or by dampness or by
any other cause of whatsoever nature, including but not
limited to the making of repairs and improvements, unless
caused by or due to the negligence of Landlord, its
agents, servants or employees: nor shall Landlord or us
agents be liable for any such damage caused by other
tenants or persons in said building or caused by
operations in construction of any private, public or
quasi public work; nor shall Landlord be liable for any
latent defect in the demised premises or in the building
of which they form a part. Tenant shall give immediate
notice to Landlord in case of fire or accidents in the
demised premises or in the building or of defects therein
or in any fixtures or equipment.

     THIRTY-SECOND:--Tenant shall, throughout the term      INDEMNITY
and thereafter, indemnify Landlord and save it harmless
and free from damages, liabilities, penalties, losses,
expenses, causes of action, claims, suits and judgments,
as well as all expenses and attorneys' fees, arising from
injury during said term to the Premises of any nature,
and also for any matter or thing growing out of the
occupation of the demised premises or the streets,
sidewalks, or vaults adjacent thereto occasioned in whole
or part by any act or acts, omission or omissions of
Tenant, its employees, guests, agents, assigns or
undertenants.

     THIRTY-THIRD:--Neither this lease nor any              LIABILITY OF
obligation hereunder on Tenant's part to be performed       LANDLORD SERVICE
(including, but not limited to. Tenant's obligation to      INTERRUPTION
pay the rents provided for hereunder) shall in any wise     ACTS BEYOND CONTROL
be

                                       11

                       released, discharged, impaired, excused or otherwise
                       affected because of Landlord's inability to supply,
                       furnish or make such services, fixtures, equipment,
                       repairs, additions, improvements, alterations and or
                       decorations. If any, as Landlord may be required to
                       supply, furnish or make hereunder or in connection
                       herewith, or because of any delay in supplying,
                       furnishing or making any of the foregoing, if such
                       inability or delay directly or indirectly results from or
                       is caused by or attributable to any cause or thing
                       whatsoever beyond Landlord's control including, but not
                       limited to, any law or ordinance or any governmental
                       order, rule, regulation or requirement, or any shortages
                       in supplies, materials or. labor, or any acts of God, or
                       any labor difficulties, disasters or acts of public
                       enemies, and in any such event Landlord shall be relieved
                       of any liability to Tenant which it might otherwise have
                       had by reason of any such requirement. Lessee agrees to
                       look solely to Lessor's estate and interest in the land
                       and building, or the lease of the building or of the land
                       and building, and the demised premises, for the
                       satisfaction of any right or remedy of Lessee for the
                       collection of a judgment (or other judicial process)
                       requiring the payment of money by Lessor, in the event
                       of any liability by Lessor, and no other property or
                       assets of Lessor shall be subject to levy, execution or
                       other enforcement procedure for the satisfaction of
                       Lessee's remedies under or with respect to this lease,
                       the relationship of landlord and tenant hereunder, or
                       Lessee's use and occupancy of the demised premises or any
                       other liability of Lessor to Lessee (except for
                       negligence).

SUBORDINATION               THIRTY-FOURTH:--This lease is and shall be subject
                       and subordinate at all times to all present or future
                       leases and subleases of the entire building or of the
                       land and entire building of which the demised premises
                       form a part, and to all mortgages which now affect or may
                       hereafter affect or be made in respect of such leases and
                       subleases or the real property of which the demised
                       premises form a part (whether or not such leases or
                       mortgages also affect any other or additional real
                       property), and to all renewals, modifications,
                       consolidations, replacements and extensions thereof, and
                       to all advances made or hereafter to be made upon the
                       security thereof. This clause shall be self-operative and
                       no further instrument in writing to effectuate such
                       subordination shall be necessary. In confirmation of such
                       subordination, however, Tenant shall, on demand, promptly
                       execute, acknowledge and deliver such further instruments
                       or certificates that Landlord may request. Tenant hereby
                       irrevocably appoints Landlord the attorney-in-fact of
                       Tenant to execute, acknowledge and deliver any such
                       instrument or certificate for or on behalf of Tenant. In
                       the event that any Master Lease or any other ground or
                       underlying lease is terminated, or any mortgage
                       foreclosed, this lease shall not terminate or be
                       terminable by Lessee unless Lessee was specifically named
                       in any termination or foreclosure judgment or final
                       order. In the event that the Master Lease or any other
                       ground or underlying lease is terminated as aforesaid.
                       Lessee agrees to enter into a new lease covering the
                       within premises, for the remaining term of this lease and
                       otherwise on the same terms, conditions and rentals as
                       herein provided, with and at the election of the holder
                       of any superior lease, or if there is no superior lease
                       in existence, then with and at the election of the holder
                       of the fee title to the premises. If the current term of
                       the Master Lease shall expire prior to the date set forth
                       herein for the expiration of this lease, then, unless
                       Lessor, at its sole option, shall have elected to extend
                       or renew the term of the Master Lease, the term of this
                       lease shall expire on the date of expiration of the
                       Master Lease, notwithstanding the later expiration date
                       hereinabove set forth. If the Master Lease is renewed,
                       then the term of this lease shall expire as hereinabove
                       set forth. From time to time, Lessee, on at least ten
                       (10) days' prior written request by Lessor, will deliver
                       to Lessor a statement in writing certifying that this
                       lease is unmodified and in full force and effect (or if
                       there shall have been modifications, that the same is in
                       full force and effect as modified and stating the
                       modifications) and the dates to which the rent and other
                       charges have been paid and stating whether or not the
                       Lessor is in default in performance of any covenant,
                       agreement or condition contained in this lease and, if
                       so, specifying each such default of which Lessee may have
                       knowledge. This paragraph shall not be deemed modified in
                       whole or in part by any provision of this lease or any
                       rider thereto during the term hereof, unless such
                       provisions or rider shall by its terms expressly so
                       modify it.

FIRE                        THIRTY-FIFTH:--Provided the damage be not caused by
                       the fault or neglect of Tenant or of its employees,
                       agents, visitors or licensees. In the event of damage by
                       fire, or other action of the elements, to the demised
                       premises not rendering all of them until for occupancy.
                       Landlord shall repair the same with reasonable dispatch
                       after notice of such damage, and the rent accrued or
                       accruing shall not cease; but if the damage be so
                       extensive as to render all of the demised premises
                       untenantable, the rent shall cease until they be
                       repaired, provided the damage be not caused by the
                       carelessness or negligence of Tenant or of the agents or
                       servants of Tenant. No penalty shall accrue for
                       reasonable delay which may arise by reason of adjustment
                       of insurance on the part of Landlord and/or Tenant, and
                       for reasonable delay on account of "labor troubles" or
                       any other cause beyond Landlord's control. If the demised
                       premises are totally damaged or are rendered wholly
                       untenantable by fire or other cause, and if Landlord
                       shall decide not to restore or not to rebuild the same,
                       or if the building shall be so damaged that Landlord
                       shall decide to demolish it or to rebuild it or if the
                       cost of restoration of the

                                       12

building of which the demised premises are a part,
resulting from the aforesaid fire or other casualty shall
exceed the sum of $3,000,000, then or in any of such
events Landlord may, within ninety (90) days after such
fire or other cause, give Tenant a notice in writing of
termination, which notice shall be given as provided in
this lease, and thereupon the term of this lease shall
expire by lapse of time upon the third day after such
notice is given, and Tenant shall vacate the demised
premises and surrender the same to Landlord. If Tenant
shall not be in default under this lease then, upon the
termination of this lease under the conditions provided
for in the sentence immediately preceding. Tenant's
liability for rent shall cease as of the day following
the casualty. Tenant hereby expressly waives the
provisions of Section 227 of the Real Property Law and
agrees that the foregoing provisions of this paragraph
shall govern and control in lieu thereof. If the damage
or destruction be due to the fault or neglect of Tenant,
the debris shall be removed by and at the expense of
Tenant.

(See Article Seventyth)

     THIRTY-SIXTH:-If the whole or any part of the          CONDEMNATION
demised premises shall be acquired or condemned by
Eminent Domain for any public or quasi public use or
purpose, then and in that event, the term of this lease
shall cease and terminate from the date of title vesting
in such proceeding. If any part of the land or the
building of which the demised premises are a part shall
be so acquired or condemned, then and in that event the
term of this lease, at the option of Landlord, shall
cease and terminate on ten (10) days' notice by Landlord
to Tenant. In neither event shall Tenant have any claim
for the value of any unexpired term of said lease.

     THIRTY-SEVENTH:-If when and to the extent              BANKRUPTCY
permitted by law the parties agree that the following
provisions shall apply to this lease and tenancy (and
that the provisions of 11 U.S.C. Section 365(b) shall be
applied): (a) If at any time prior to the date herein
fixed as the commencement of the term of this lease there
shall be filed against Tenant thereof or if such filing
is made by Tenant in any court pursuant to any statute
either of the United States or of any Statute a petition
in bankruptcy or insolvency or for reorganization or for
the appointment of a receiver or trustee of all or a
portion of Tenant's property, and within thirty (30) days
thereof Tenant fails to secure a discharge thereof, or if
Tenant makes an assignment for the benefit of creditors,
or petition for or enter into an arrangement, this lease
shall ipso facto be cancelled and terminated, and in
which event, neither Tenant nor any person claiming
through or under Tenant or by virtue of any statute or of
an order of any court shall be entitled to possession of
the demised premises and Landlord, in addition to the
other rights and remedies given by (c) hereof and by
virtue of any other provision herein or elsewhere in this
lease contained or by virtue of any statute or rule of
law, may retain as liquidated damages any rent, security,
deposit or monies, received by him from Tenant or others
in behalf of Tenant upon the execution hereof.

     (b) If at the date fixed as the commencement of the
term of this lease or if at any time during the term
hereby demised, there shall be filed against Tenant
thereof or if such filing is made by Tenant in any court
pursuant to any statute of the United States or any State
a petition of bankruptcy or insolvency or for
reorganization or for the appointment of a receiver or
trustee of all or a portion of Tenant's property, and
within thirty (30) days thereof Tenant fails to secure a
discharge thereof, or if Tenant makes an assignment for
the benefit of creditors or petition for or enter into an
arrangement, this lease, at the option of Landlord,
exercised within a reasonable time after notice of the
happening of any one or more of such events, may be
cancelled and terminated, and in which event neither
Tenant nor any person claiming through or under Tenant by
virtue of any statute or of an order of any court shall
be entitled to possession or to remain in possession of
the premises demised, but shall forthwith quit and
surrender the premises, and Landlord, in addition to the
other rights and remedies Landlord has by virtue of any
other provision herein or elsewhere in this lease
contained or by virtue of any statute or rule of law, may
retain as liquidated damages any rent, security, deposit
or monies received by him from Tenant or others in behalf
of Tenant.

     (c) It is stipulated and agreed that in the event of
the termination of this lease pursuant to (a) or (b)
hereof. Landlord shall forthwith. notwithstanding any
other provisions of this lease to the contrary, be
entitled to recover from Tenant as and for liquidated
damages an amount equal to the difference between the
rent reserved hereunder for the unexpired portion of the
term demised and the then fair and reasonable rental
value of the demised premises for the same period. In the
computation of such damages, the difference between any
installment of rent becoming due hereunder after the date
of termination and the fair and reasonable rental value
of the demised premises for the period for which such
installment was payable shall be discounted to the date
of termination at the rate of four per cent (4%) per
annum. If such premises or any part thereof be re-let by
Landlord for the unexpired term of said lease, or any
part thereof, before presentation of proof of such
liquidated damages to any court, commission or tribunal,
the amount of rent reserved upon such re-letting shall be
prima facie to be the fair and reasonable rental value
for the part or the whole of the premises so re-let
during the term of the re-letting. Nothing herein
contained shall limit or prejudice the right of Landlord
to prove for and obtain as liquidated damages by reason
of such termination, an amount equal to the maximum

                                       13

                       allowed by any statute or rule of law in effect at the
                       time when, and governing the proceedings in which, such
                       damages are to be proved, whether or not such amount be
                       greater, equal to or less than the amount of the
                       difference referred to above.

SECURITY                    THIRTY-EIGHTH:-Tenant has deposited with Landlord
                       the sum of $26,560 as security for the faithful
                       performance and observance by Tenant of the terms,
                       provisions and conditions of this lease: it is agreed
                       that in the event Tenant defaults in respect of any of
                       the terms, provisions and conditions of this lease,
                       including, but not limited to the payment of rent and
                       additional rent. Landlord may use, apply or retain the
                       whole or any part of the security so deposited to the
                       extent required for the payment of any rent and
                       additional rent or any other sum as to which Tenant is in
                       default or for any sum which Landlord may expend or may
                       be required to expend by reason of Tenant's default in
                       respect of any of the terms, covenants and conditions of
                       this lease, including but not limited to any damages or
                       deficiency in the re-letting of the premises, whether
                       such damage or deficiency accrued before or after summary
                       proceedings or other re-entry by Landlord. Tenant shall,
                       upon demand, deposit with Landlord the full amount so
                       used, in order that Landlord shall have the full security
                       deposit on hand at all times. In the event that Tenant
                       shall fully and faithfully comply with all of the terms,
                       provisions, covenants and conditions of this lease, the
                       security shall be returned to Tenant after the date fixed
                       as the end of the lease and after delivery of entire
                       possession of the demised premises to Landlord. In the
                       event of any transfer or conveyance by Landlord of its
                       lease to the building of which the demised premises form
                       a part hereinafter referred to. Landlord shall have the
                       right to transfer the security to the transferee or
                       grantee, and Landlord shall thereupon be released by
                       Tenant from all liability for the return of such
                       security, and Tenant agrees to look to the new Landlord
                       solely for the return of said security; and it is agreed
                       that the provisions hereof shall apply to every transfer
                       or assignment made of the security to a new Landlord.
                       Tenant further covenants that it will not assign or
                       encumber or attempt to assign or encumber the monies
                       deposited herein as security and that neither Landlord
                       nor its successors or assigns shall be bound by any such
                       assignment, encumbrance, attempted assignment or
                       attempted encumbrance.

DEFAULT                     THIRTY-NINTH:-(a) If Tenant defaults in
                       fulfilling any of the covenants of this lease other than
                       the covenants for the payment of rent or additional rent,
                       or of any ancillary agreement, or if the demised premises
                       become vacant or deserted, then, in any one or more of
                       such events, upon Landlord serving a written five (5)
                       days' notice upon Tenant specifying the nature of said
                       default and upon the expiration of said five (5) days. If
                       Tenant shall have failed to comply with or remedy such
                       default, or if the said default or omission complained of
                       shall be of such a nature that the same cannot be
                       completely cured or remedied within said five (5) day
                       period, and if Tenant shall not have diligently commenced
                       curing such default within such five (5) day period, and
                       shall not thereafter with reasonable diligence and in
                       good faith proceed to remedy or cure such default, then
                       Landlord may serve a written three (3) days' notice of
                       cancellation of this lease upon Tenant, and upon the
                       expiration of said three (3) days, this lease and the
                       term thereunder shall end and expire as fully and
                       completely as if the date of expiration of such three (3)
                       day period were the day herein definitely fixed for the
                       end and expiration of this lease and the term thereof,
                       and Tenant shall then quit and surrender the demised
                       premises to Landlord, but Tenant shall remain liable as
                       hereinafter provided.

                            (b) If the notice provided for in (a) hereof shall
                       have been given, and the term shall expire as aforesaid:
                       or (1) if Tenant shall make default in the payment of the
                       rent reserved herein or any item of additional rent
                       herein mentioned or any part of either or in making any
                       other payment herein provided: (1) within five (5) years
                       after notice or (2) if any execution or attachment shall
                       be issued against Tenant or any of Tenant's property
                       whereupon the demised premises shall be taken or occupied
                       or attempted to be taken or occupied by someone other
                       than Tenant: or (3) if Tenant shall make default with
                       respect to any other lease between Landlord and Tenant:
                       or (4) if Tenant shall fail to move into or take
                       possession of the premises within fifteen (15) days after
                       commencement of the term of this lease, of which fact
                       Landlord shall be the sole judge; then and in any of such
                       events Landlord may without notice, re-enter the demised
                       premises either by force or otherwise, and dispossess
                       Tenant by summary proceedings or otherwise: and the legal
                       representative of Tenant or other occupant of demised
                       premises and remove their effects and hold the premises
                       as if this lease had not been made, and Tenant hereby
                       waives the service of notice of intention to re-enter or
                       to institute legal proceedings to that end. If Tenant
                       shall make default hereunder prior to the date fixed as
                       the commencement of any renewal or extension of this
                       lease. Landlord may cancel and terminate such renewal or
                       extension agreement by written notice.

                            (c) If Tenant is presently in possession of the
                       demised premises pursuant to a lease in writing
                       heretofore made and if. before the commencement of the
                       term herein provided the aforesaid lease shall be
                       terminated or Tenant shall be dispossessed or shall
                       voluntarily or involuntarily vacate, surrender or remove
                       from the $ 16,287.00 to BE TRANSFERRED from PREVIOUS
                       LEASE for 34-03

                                       14

demised premises, then this lease shall, at the option of
Landlord, be terminated, but Tenant shall nevertheless
remain liable as hereinbefore provided.

     FORTIETH:-In case of any such default, re-entry        REMEDIES OF LANDLORD
expiration and/or dispossess by summary proceedings or
otherwise, (a) the rent and additional rent shall become
due thereupon and be paid up to the time of such re-entry
dispossess and or expiration, together with such
expenses as Landlord may incur for legal expenses,
attorneys' fees, brokerage, and or putting the demised
premises in good order, or for preparing the same for
re-rental: (b) Landlord may re-let the premises or any
part or parts thereof, either in the name of Landlord or
otherwise, for a term or terms, which may at Landlords
option be less than or exceed the period which would
otherwise have constituted the balance of the term of
this lease and may grant concessions or free rent: and/or
(c) Tenant or the legal representatives of Tenant shall
also pay Landlord as liquidated damages for the failure
of Tenant to observe and perform said Tenant's covenants
herein contained, any deficiency between the rent hereby
reserved and/or covenanted to be paid and the net amount,
if any, of the rents collected on account of, the lease
or leases of the demised premises for each month of the
period which would otherwise have constituted the balance
of the term of this lease. The rent received from any
re-letting or re-lettings, but only for the unexpired
portion of this lease, shall be applied first to the
payment of Landlord's expenses in resuming possession and
re-letting the premises, which expenses shall include but
not be limited to attorneys' fees, brokerage commissions,
cleaning, repairs, painting and decoration. The balance,
if any, shall be applied in payment of all unpaid rent,
additional rent and other charges due from Tenant
hereunder. irrespective of whether the liability therefor
arose prior or subsequent to the date of the expiration
of the term hereof. Tenant hereby covenants and agrees to
pay to Landlord, within a reasonable time after demand
therefor shall be made, the balance, if any, remaining
unpaid. In the event that any re-letting hereunder
results in Landlord's receiving from Tenant in any month
an amount in excess of the amount due for such month,
then and in that event Tenant shall not be obligated to
make any payment to Landlord for rent due in such month,
nor shall Landlord at any time be obligated to make any
refund or apply any credit to Tenant with respect to such
rent, and Tenant shall have no claim by way of defense to
a suit or otherwise that Landlord has received for any
prior month or that any new tenant has agreed to pay for
any subsequent month a greater amount than that
hereinabove reserved to be paid as rent for that month.
The failure or refusal of Landlord to re-let the premises
or any part or parts thereof shall not release or affect
Tenant's liability for damages. Any security in
Landlord's possession not retained by it as liquidated
damages may be applied by it for any or all of the
aforesaid purposes. Any such liquidated damages shall be
paid as additional rent hereunder in monthly installments
by Tenant on the rent day specified in this lease and any
suit brought to collect the amount of the deficiency for
any month shall not prejudice in any way the rights of
Landlord to collect the deficiency for any subsequent
month by a similar proceeding. Landlord, at Landlord's
option, may make such alterations, repairs, replacements
and, or decorations in the demised premises as Landlord
in Landlord's sole judgment considers advisable and
necessary for the purpose of re-letting the demised
premises; and the making of such alterations and, or
decorations shall not operate or be construed to release
Tenant from liability hereunder as aforesaid. Landlord
shall in no event be liable in any way whatsoever for
failure to re-let the demised premises, or in the event
that the demised premises are re-let, for failure to
collect the rent thereof under such re-letting. In the
event of a breach or threatened breach by Tenant of any
of the covenants or provisions hereof. Landlord shall
have the right of injunction and the right to invoke any
remedy allowed at law or inequity as if re-entry, summary
proceedings and other remedies were not herein provided
for. Mention in this lease of any particular remedy,
shall not preclude Landlord from any other remedy, in law
or in equity.

     FORTY-FIRST:-Notwithstanding anything elsewhere        COURT ORDER RELATING
contained in this lease, if by reason of any present or     TO RENT
future cause or thing whatsoever (including, without
limitation, by reason of any statute. ordinance,
judgment, decree, court order or governmental rule or
regulation). Tenant will not or shall not be required to
pay to Landlord the full amount of rent and additional
rent reserved hereunder. then Landlord, at its
unrestricted option, may give Tenant not less than live
(5) days' notice of intention to end this lease and the
term hereof, and thereupon, on the date specified in said
notice, this lease and the term hereof shall expire as
fully and completely as if that date were the date,
herein originally fixed for the expiration of this lease
and the term hereof.

     FORTY-SECOND:-It is mutually agreed by and             WAIVER OF TRIAL BY
between Landlord and Tenant that the respective parties     JURY
hereto shall and they hereby do waive trial by jury in
any action, proceeding or counterclaim brought by either
of the parties hereto against the other on any matters
whatsoever arising out of or in any way connected with
this lease, the relationship of landlord and tenant.
Tenant's use or occupancy of said premises, except for
personal injury or property damage, or involving the
right to any statutory relief or remedy. Tenant will not

                                       15

                       interpose any counterclaim of any nature in any summary
                       proceeding. The provisions of this paragraph shall be
                       binding upon the respective heirs, distributees,
                       executors, administrators, successors and assigns of the
                       parties hereto and all subtenants hereunder.

WAIVER OF                   FORTY-THIRD:--Tenant hereby expressly waives any and
REDEMPTION             all rights of redemption granted by or under any present
                       or future laws in the event of Tenant being evicted or
                       dispossessed for any cause, or in the event of Landlord
                       obtaining possession of demised premises, by reason of
                       the violation by Tenant of any of the covenants and
                       conditions of this lease, or otherwise.

NO WAIVER                   FORTY-FOURTH:--(a) If there be any agreement between
                       Landlord and Tenant providing for the cancellation of
                       this lease upon certain provisions or contingencies,
                       and/or an agreement for the renewal hereof at the
                       expiration of the term first above mentioned, the right
                       to such renewal or the execution of a renewal agreement
                       between Landlord and Tenant prior to the expiration of
                       such first mentioned term shall not be considered an
                       extension thereof or a vested right in Tenant to such
                       further term, so as to prevent Landlord from cancelling
                       this lease and any such extension thereof during the
                       remainder of the original term hereby granted: such
                       privilege, if and when so exercised by Landlord, shall
                       cancel and terminate this lease and any such renewal or
                       extension previously entered into between said Landlord
                       and Tenant or the right of Tenant to any such renewal or
                       extension: any right herein contained on the part of
                       Landlord to cancel this lease shall continue during any
                       extension or renewal hereof; any option on the part of
                       Tenant herein contained for an extension or renewal
                       hereof shall not be deemed to give Tenant any option for
                       a further extension beyond the first renewal or extended
                       term.

                            (b) No act or thing done by Landlord or Landlord's
                       agents during the term hereby demised shall constitute an
                       actual or constructive eviction by Landlord, nor shall be
                       deemed an acceptance of a surrender of said demised
                       premises, and no agreement to accept such surrender shall
                       be valid unless in writing signed by Landlord. In the
                       event that any payment herein provided for by Tenant to
                       Landlord shall become overdue for a period in excess of
                       ten (10) days, then at Landlord's option a "late charge"
                       for such period and for each additional period of twenty
                       (20) days or any part thereof shall become immediately
                       due and owing to Landlord, as additional rent by reason
                       of the failure of Tenant to make prompt payment, at the
                       following rates: for individual and partnership tenants,
                       said late charge shall be computed at the maximum legal
                       rate of interest: for corporate or governmental entity
                       tenants the late charge shall be computed at two percent
                       per month unless there is an applicable maximum legal
                       rate of interest which then shall be used. No employee of
                       Landlord or of Landlord's agents shall have any power to
                       accept the keys of said premises prior to the termination
                       of the lease. The delivery of keys to any employee of
                       Landlord or of Landlord's agents shall not operate as a
                       termination of the lease or a surrender of the premises.
                       In the event of Tenant at any time desiring to have
                       Landlord sublet the premises for Tenant's account.
                       Landlord or Landlord's agents are authorized to receive
                       said keys for such purposes without releasing Tenant from
                       any of the obligations under this lease, and Tenant
                       hereby relieves Landlord of any liability for loss of or
                       damage to any of Tenant's effects in connection with such
                       subletting.

                            (c) The failure of Landlord to seek redress for
                       violation of, or to insist upon the strict performance
                       of, any covenant or condition of this lease, or any of
                       the Rules and Regulations set forth or hereafter adopted
                       by Landlord, shall not prevent a subsequent act, which
                       would have originally constituted a violation, from
                       having all the force and effect of an original violation.
                       The receipt by Landlord of rent with knowledge of the
                       breach of any covenant of this lease shall not be deemed
                       a waiver of such breach.

                            (d) The failure of Landlord to enforce any of the
                       Rules and Regulations set forth, or hereafter adopted,
                       against Tenant and, or any other tenant in the building
                       shall not be deemed a waiver of any such Rules and
                       Regulations. No provision of this lease shall be deemed
                       to have been waived by Landlord, unless such waiver be in
                       writing signed by Landlord.

                            (e) No payment by Tenant or receipt by Landlord of a
                       lessor amount than the monthly rent herein stipulated
                       shall be deemed to be other than on account of the
                       earliest stipulated rent, nor shall any endorsement or
                       statement on any check or any letter accompanying any
                       check or payment as rent be deemed an accord and
                       satisfaction, and Landlord may accept such check or
                       payment without prejudice to Landlord's right to recover
                       the balance of such rent or pursue any other remedy in
                       this lease provided.

LICENSE                     FORTY-FIFTH:--Tenant covenants that Tenant will not,
                       without the consent of Landlord first obtained in each
                       case, make or grant any license in respect of the demised
                       premises or any part thereof, or in respect of the use
                       thereof, and will not permit any such license to be made
                       or granted.

                                       16

     FORTY-SIXTH:-Landlord shall replace, at the expense    GLASS AND GLASS
of Tenant, any and all plate and other glass damaged or     INSURANCE
broken from any cause whatsoever in and about the demised
premises. Landlord may insure, and keep insured, at
Tenant's expense, all plate and other glass in the
demised premises for and in the name of Landlord. Bills
for the premiums therefor shall be rendered by Landlord
to Tenant at such times as Landlord may elect, and shall
be due from, and payable by Tenant when rendered, and
the amount thereof shall be deemed to be and be paid as,
additional rent.

     FORTY-SEVENTH:-If an excavation shall be made          ADJACENT
upon land adjacent to the demised premises, or shall be     EXCAVATION-SHORING
authorized to be made, Tenant shall afford to the person
causing or authorized to cause such excavation, license
to enter upon the demised premises for the purpose of
doing such work as said person shall deem necessary to
preserve the wall or the building of which demised
premises form a part from injury or damage and to support
the same by proper foundations without any claim for
damages or indemnity against Landlord, or diminution or
abatement of rent.

     FORTY-EIGHTH:-Except as otherwise in this lease        BILLS AND
provided, a bill, statement, notice or communication        NOTICES
which Landlord may desire or be required to give to
Tenant, shall be deemed sufficiently given or rendered if
in writing delivered to Tenant personally or sent by
registered or certified mail addressed to Tenant at the
building of which the demised premises form a part or at
the last known residence address or business address of
Tenant or left at any of the aforesaid premises addressed
to Tenant, and the time of the rendition of such bill or
statement and of the giving of such notice or
communication shall be deemed to be the time when the
same is delivered to Tenant, mailed, or left at the
premises as herein provided. Any notice by Tenant to
Landlord must be served by registered or certified mail
addressed to Landlord at the address first hereinabove
given or at such other address as Landlord shall
designate by written notice.

     FORTY-NINTH:-If and so long as Tenant pays the         QUIET
rent and additional rent reserved hereby and performs and   ENJOYMENT
observes the covenants and provisions hereof, Tenant
shall quietly enjoy the demised premises, subject,
however, to the terms, conditions, exceptions and
reservations of this lease, and to the ground, underlying
and overriding leases and mortgages hereinbefore
mentioned.

     FIFTIETH:-Upon the expiration or other termination     QUIT AND
of the term of this lease, Tenant shall quit and            SURRENDER
surrender to Landlord the demised premises, broom clean,
in good order and condition, ordinary wear excepted.
Lessee acknowledges that possession of the demised
premises must be surrendered to the Lessor at the
expiration or sooner termination of the term of this
Lease. Lessee agrees it shall indemnify and save Lessor
harmless against costs, claims, loss or liability
resulting from delay by Lessee in so surrendering the
demised premises, including, without limitation, any
claims made by any succeeding tenant, founded on such
delay. The parties recognize and agree that the damage to
Lessor resulting from any failure by Lessee timely to
surrender possession of the demised premises as aforesaid
will be extremely substantial, will exceed the amount of
monthly rent theretofore payable hereunder, and will be
impossible of accurate measurement. Lessee therefore
agrees that if possession of the demised premises is not
surrendered to Lessor within seven (7) days after the
date of the expiration or termination of the term of this
Lease, then Lessee agrees to pay Lessor as liquidated
damages for each month and for each portion of any month
during which Lessee holds over in the premises after
expiration or termination of the term of this Lease, a
sum equal to three times the average rent and additional
rent which was payable per month under this Lease during
the last six months of the term thereof. The aforesaid
provisions of this article shall survive the expiration or
sooner termination of the term of this Lease. If the last
day of the term of this lease or any renewal thereof
falls on Sunday, this lease shall expire on the business
day immediately preceding.

     FIFTY-FIRST:-If Landlord shall be unable to give       FAILURE
possession of the demised premises on the date of the       TO GIVE
commencement of the term hereof for any reason, Landlord    POSSESSION
shall not be subject to any liability. Under such
circumstances, the rent reserved and covenanted to be
paid herein shall not commence until the possession of
demised premises is given or the premises are available
for occupancy by Tenant, and no such failure to give
possesion on the date of commencement of the term shall
in any wise affect the validity of this lease or the
obligations of Tenant hereunder, nor shall same be
construed in any wise to extend the term of this lease.
If Landlord is unable to give possession of the demised
premises on the date of the commencement of the term
hereof by reason of the holding over or retention of
possession of any tenant, tenants or occupants or for any
other reason, or if repairs, improvements or decorations
of the demised premises or of the building of which said
premises form a part, are not completed, no abatement or
diminution of the rent to be paid hereunder shall be
allowed to Tenant nor shall the validity of the lease be
impaired under such circumstances. If permission is given
to Tenant to enter into the possession of the demised
premises or to occupy premises other

                                       17

                       than the demised premises prior to the date specified as
                       the commencement of the term of this lease. Tenant
                       covenants and agrees that such occupancy shall be deemed
                       to be under all the terms, covenants, conditions and
                       provisions of this lease, except as to the covenant to
                       pay rent. In either case rent shall commence on the date
                       specified in this lease.

REPRESENTATIONS             FIFTY--SECOND:-Landlord or Landlord's agents have
                       made no representations or promises with respect to the
                       said building or demised premises except as herein
                       expressly set forth. The taking possession of the demised
                       premises by Tenant shall be conclusive evidence, as
                       againt Tenant, that Tenant accepts same "as is" and that
                       said premises and the building of which the same form a
                       part were in good and satisfactory condition at the time
                       such possession was so taken.

RENT                        FIFTY-THIRD:--In the event the fixed annual rent or
CONTROL                additional rent or any part thereof provided to be paid
                       by Lessee under the provisions of this lease during the
                       demised term shall become uncollectible or shall be
                       reduced or required to be reduced or refunded by virtue
                       of any Federal, State, County or City law, order or
                       regulation, or by any direction of a public officer or
                       body pursuant to law, or the orders, rules, code, or
                       regulations of any organization or entity formed pursuant
                       to law, whether such organization or entity be public or
                       private, then Lessor, at its option, may at any time
                       thereafter terminate this lease, by not less than thirty
                       (30) days' written notice to Lessee, on a date set forth
                       in said notice, in which event this lease and the term
                       hereof shall terminate and come to an end on the date
                       fixed in said notice as if the said date were the date
                       originally fixed herein for the termination of the
                       demised term. Lessor shall not have the right so to
                       terminate this lease if Lessee within such period of
                       thirty (30) days shall in writing lawfully agree that the
                       rentals herein reserved are reasonable rentals and agree
                       to continue to pay said rentals and if such agreement by
                       Lessee shall be legally enforceable by Lessor.

COVENANTS                   FIFTY-FOURTH:--The covenants, conditions and
BINDING                agreements contained in this lease shall bind and inure
SUCCESSORS             to the benefit of Landlord and Tenant and their
                       respective heirs, distributees, executors,
                       administrators, successors, and, except as otherwise
                       provided in this lease, their assigns.

LEASE                       FIFTY-FIFTH:--Except as may be otherwise contained
EMBODIES               in a written instrument or instruments duly executed and
UNDERSTANDING OF       delivered by and between the parties hereto, this lease
PARTIES                contains the entire agreement and understanding of the
                       parties with respect to the demised premises and the
                       respective rights and duties of the parties in relation
                       thereto and in relation to each other. There are no oral
                       understandings or agreements between the parties of any
                       kind. Landlord has made no representations or warranties
                       to Tenant of any kind. All oral representations,
                       warranties and promises prior to or contemporaneous with
                       this written lease (if any be claimed) are and shall be
                       deemed merged into this lease. This lease cannot be
                       changed or supplemented orally. All promises and
                       agreements made by or between the parties subsequent to
                       the execution and delivery of this lease shall be and be
                       deemed to be null, void and unenforceable unless
                       contained in a writing duly executed and delivered by and
                       between the parties hereto, whether or not the same
                       relate in any way to this lease or any matter covered
                       hereby.

DEFINITIONS                 FIFTY-SIXTH:--(a) The term "Landlord" as used in
                       this lease means only the owner or the mortgagee in
                       possession for the time being of the land and building
                       (or the owner of a lease of the entire building or of the
                       land and entire building) of which the demised premises
                       form a part so that in the event of any sale or sales of
                       said land and entire building or of any transfer or
                       conveyance of said lease or in the event of a lease of
                       said entire building or of the land and entire building,
                       the said Landlord shall be and hereby is entirely freed
                       and relieved of all liability for the performance of all
                       covenants and obligations on the part of Landlord to be
                       performed hereunder, and it shall be deemed and
                       considered without further agreement between the parties
                       or other successors in interest or between the parties
                       and the purchaser at any such sale or any transferee or
                       mortgagee or any lessee of the entire building or of the
                       land and entire building that the purchaser, lessee,
                       transferee or grantee has assumed and agreed to carry out
                       any and all covenants and obligations of Landlord
                       hereunder. Tenant acknowledges that it has been informed
                       and understands that Landlord is a lessee of the land and
                       entire building of which the demised premises form a
                       part. The term "lease of the entire building or of the
                       land and entire building" shall be deemed to include a
                       sublease thereof, and the term "lessee of the entire
                       building or of the land and entire building" shall be
                       deemed to include a sublessee thereof.

                            (b) The words "re-entry" as used in this lease are
                       not restricted to their technical legal meaning.

                            (c) The term "business days" as used in this lease
                       shall exclude Saturdays (except such portion thereof as
                       is covered by the insertion of specific hours herein).
                       Sundays and all days observed by the State or Federal
                       Government as legal holidays.

                                       18

     (d) From time to time, Tenant, on at least ten (10)
days' prior written request by Landlord, will deliver to
Landlord a statement in writing certifying that this
lease is unmodified and in full force and effect (or if
there shall have been modifications, that the same is in
full force and effect as modified and stating the
modifications) and the dates to which the rent and other
charges have been paid and stating whether or not
Landlord is in default in performance of any covenant,
agreement or condition contained in this lease and if so,
specifying each such default of which Tenant may have
knowledge.

     FIFTY-SEVENTH:--The fixed annual rent reserved in      COST OF LIVING
this lease and payable hereunder shall be adjusted, as of   ADJUSTMENTS
the times and in the manner set forth in this Article:
(SEE ALSO ARTICLE SIXTY NINTH)

     (a) Definitions: For the purposes of this Article,
the following definitions shall apply;

     (i) The term "Base Year" shall mean the full
calendar year 1994.

     (ii) The term "Price Index" shall mean the 'Consumer
Price Index' published by the Bureau of Labor Statistics
of the U.S. Department of Labor, All Items, New York,
N.Y.-Northeastern, N.J., all urban consumers (presently
denominated "CPI-U"), or a successor or substitute index
appropriately adjusted.

     (iii) The term "Price Index for the Base Year" shall
mean the average of the monthly All Items Price Indexes
for each of the 12 months of the Base Year.

     (b) Effective as of each January and July subsequent
to the Base Year, there shall be made a cost of living
adjustment of the fixed annual rental rate payable
hereunder. The July adjustment shall be based on the
percentage difference between the Price Index for the
preceding month of June and the Price Index for the Base
Year. The January adjustment shall be based on such
percentage difference between the Price Index for the
preceding month of December and the Price Index for the
Base Year.

     (i) In the event the Price Index for June in any
calendar year during the term of this lease reflects an
increase over the Price Index for the Base Year, then the
fixed annual rent herein provided to be paid as of the
July 1st following such month of June (unchanged by any
adjustments under this Article) shall be multiplied by
the percentage difference between the Price Index for
June and the Price Index for the Base Year, and the
resulting sum shall be added to such fixed annual rent,
effective as of such July 1st. Said adjusted fixed annual
rent shall thereafter be payable hereunder, in equal
monthly installments, until it is readjusted pursuant to
the terms of this lease.

     (ii) In the event the Price Index for December in
any calendar year during the term of this lease reflects
an increase over the Price Index for the Base Year, then
the fixed annual rent herein provided to be paid as of
the January 1st following such month of December
(unchanged by any adjustments under this Article) shall
be multiplied by the percentage difference between the
Price Index for December and the Price Index for the Base
Year, and the resulting sum shall be added to such fixed
annual rent effective as of such January 1st. Said
adjusted fixed annual rent shall thereafter be payable
hereunder, in equal monthly installments, until it is
readjusted pursuant to the terms of this lease.

     The following illustrates the intentions of the
parties hereto as to the computation of the
aforementioned cost of living adjustment in the annual
rent payable hereunder.

     Assuming that said fixed annual rent is $10,000,
that the Price Index for the Base Year was 102.0 and that
the Price Index for the month of June in a calendar year
following the Base Year was 105.0, then the percentage
increase thus reflected, i.e. 2,941% (3.0/102.0) would be
multiplied by $10,000, and said fixed annual rent would
be increased by $294.10 effective as of July 1st of said
calendar year.

     In the event that the Price Index ceases to use
82-84=100 as the basis of calculation or if a substantial
change is made in the terms or number of items contained
in the Price Index, then the Price Index shall be
adjusted to the figure that would have been arrived at
had the manner of computing the Price Index in effect at
the date of this lease not been altered. In the event
such Price Index (or a successor or substitute index) is
not available, a reliable governmental or other
non-partisan publication evaluating the information
theretofore used in determining the Price Index shall be
used.

     No adjustments or recomputations, retroactive or
otherwise, shall be made due to any revision which may
later be made in the first published figure of the Price
Index for any month.

                                       19

                            (c) Landlord will cause statements of the cost of
                       living adjustments provided for in subdivision (b) to be
                       prepared in reasonable detail and delivered to Tenant.

                            (d) In no event shall the fixed annual rent
                       originally provided to be paid under this lease
                       (exclusive of the adjustments under this Article) be
                       reduced by virtue of this Article.

                            (e) Any delay or failure of Landlord, beyond July or
                       January of any year, in computing or billing for the rent
                       adjustments hereinabove provided, shall not constitute a
                       waiver of or in any way impair the continuing obligation
                       of Tenant to pay such rent adjustments hereunder.

                            (f) Notwithstanding any expiration or termination of
                       this lease prior to the lease expiration date (except in
                       the case of a cancellation by mutual agreement) Tenant's
                       obligation to pay rent as adjusted under this Article
                       shall continue and shall cover all periods up to the
                       lease expiration date, and shall survive any expiration
                       or termination of this lease.

TAX ESCALATION              FIFTY-EIGHTH:--Tenant shall pay to Landlord, as
                       additional rent, tax escalation in accordance with this
                       Article:

                            (a) Definitions: For the purpose of this Article,
                       the following definitions shall apply.

                                 (i) The term "base tax year" as hereinafter set
                            forth for the determination of real estate tax
                            escalation, shall mean the New York City real estate
                            tax year commencing July 1, 1993 and ending June 30,
                            1994.

                                 (ii) The term "The Percentage", for purposes of
                            computing tax escalation, shall mean and Twenty
                            hundredths of one percent (4.20%). The Percentage
                            has been computed on the basis of a fraction, the
                            denominator of which is the rentable square foot
                            area of the presently demised premises and the
                            denominator of which is the total rentable square
                            foot area of the office and commercial space in the
                            building project. The parties acknowledge and agree
                            that the rentable square foot area of the presently
                            demised premises shall be deemed to be
                            21,248______sq.ft. and that the total rentable
                            square foot area of the office and commercial space
                            in the building project shall be deemed to be
                            505,591_______sq.ft.

                                 (iii) The term "the building project" shall
                            mean the aggregate combined parcel of land on a
                            portion of which are the improvements of which the
                            demised premises form a part, with all the
                            improvements thereon, said improvements being a part
                            of the block and lot for tax purposes which are
                            applicable to the aforesaid land.

                                 (iv) The term "comparative year" shall mean the
                            twelve (12) months following the base tax year, and
                            each subsequent period of twelve (12) months (or
                            such other period of twelve (12) months occurring
                            during the term of this lease as hereafter may be
                            duly adopted as the fiscal year for real estate tax
                            purposes by the City of New York).

                                 (v) The term "real estate taxes" shall mean the
                            total of all taxes and special or other assessments
                            levied, assessed or imposed at any time by any
                            governmental authority upon or against the building
                            project, and also any tax or assessment levied,
                            assessed or imposed at any time by any governmental
                            authority in connection with the receipt of income
                            or rents from said, building project to the extent
                            that same shall be in lieu of all or a portion of
                            any of the aforesaid taxes or assessments, or
                            additions or increases thereof, upon or against said
                            building project. If, due to a future change in the
                            method of taxation or in the taxing authority, or
                            for any other reason, a franchise, income, transit,
                            profit or other tax or governmental imposition,
                            however designated, shall be levied against Landlord
                            in substitution in whole or in part for the real
                            estate taxes, or in lieu of additions to or
                            increases of said real estate taxes, then such
                            franchise, income, transit, profit or other tax or
                            governmental imposition shall be deemed to be
                            included within the definition of "real estate
                            taxes" for the purposes hereof. As to special
                            assessments which are payable over a period of time
                            extending beyond the term of this lease, only a pro
                            rata portion thereof, covering the portion of the
                            term of this lease unexpired at the time of the
                            imposition of such assessment, shall be included in
                            "real estate taxes". If, by law, any assessment may
                            be paid in installments, then, for the purposes
                            hereof (a) such assessment shall be deemed to have
                            been payable in the maximum number of installments
                            permitted by law and (b) there shall be included in
                            real estate taxes, for each comparative year in
                            which such installments may be paid, the
                            installments of such assessment so becoming payable
                            during such comparative year, together with interest
                            payable during such comparative year.

                                       20

          (vi) Where a "transition assessment" is imposed
     by the City of New York for any tax (fiscal) year,
     then the phrases "assessed value" and "assessments"
     shall mean the transition assessment for that tax
     (fiscal) year.

          (vii) The phrase "real estate taxes payable
     during the base tax year" shall mean that amount
     obtained by multiplying the assessed value of the
     land and buildings of the building project for the
     base tax year by the tax rate for the base tax year
     for each $100 of such assessed value.

     (b) 1. In the event that the real estate taxes
payable for any comparative year shall exceed the amount
of the real estate taxes payable during the base tax
year, Tenant shall pay to Landlord, as additional rent
for such comparative year, an amount equal to The
Percentage of the excess. Before or after the start of
each comparative year, Landlord shall furnish to Tenant a
statement of the real estate taxes payable for such
comparative year, and a statement of the real estate
taxes payable during the base tax year. If the real
estate taxes payable for such comparative year exceed the
real estate taxes payable during the base tax year,
additional rent for such comparative year, in an amount
equal to The Percentage of the excess, shall be due from
Tenant to Landlord, and such additional rent shall be
payable by Tenant to Landlord within ten (10) days after
receipt of the aforesaid statement. The benefit of any
discount for any earlier payment or prepayment of real
estate taxes shall accrue solely to the benefit of
Landlord, and such discount shall not be subtracted from
the real estate taxes payable for any comparative year.

     2. Should the real estate taxes payable during the
base tax year be reduced by final determination of legal
proceedings, settlement or otherwise, then, the real
estate taxes payable during the base tax year shall be
correspondingly revised, the additional rent theretofore
paid or payable hereunder for all comparative years shall
be recomputed on the basis of such reduction, and Tenant
shall pay to Landlord as additional rent, within ten (10)
days after being billed therefor, any deficiency between
the amount of such additional rent as theretofore
computed and the amount thereof due as the result of such
recomputations. Should the real estate taxes payable
during the base tax year be increased by such final
determination of legal proceedings, settlement or
otherwise, then appropriate recomputation and adjustment
also shall be made.

     3. If, after Tenant shall have made a payment of
additional rent under this subdivision (c), Landlord
shall receive a refund of any portion of the real estate
taxes payable for any comparative year after the base tax
year on which such payment of additional rent shall have
been based, as a result of a reduction of such real
estate taxes by final determination of legal proceedings,
settlement or otherwise, Landlord shall within ten (10)
days after receiving the refund pay to Tenant The
Percentage of the refund less The Percentage of expenses
(including attorneys' and appraisers, fees) incurred by
Landlord in connection with any such application or
proceeding. If, prior to the payment of taxes for
any comparative year, Landlord shall have obtained a
reduction of that comparative year's assessed valuation
of the building project, and therefore of said taxes,
then the term "real estate taxes" for that comparative
year shall be deemed to include the amount of Landlord's
expenses in obtaining such reduction in assessed
valuation, including attorneys' and appraisers' fees.

     4. The statements of the real estate taxes to be
furnished by Landlord as provided above shall be
certified by Landlord and shall constitute a final
determination as between Landlord and Tenant of the real
estate taxes for the periods represented thereby, unless
Tenant within thirty (30) days after they are furnished
shall give a written notice to Landlord that it disputes
their accuracy or their appropriateness, which notice
shall specify the particular respects in which the
statement is inaccurate or inappropriate. If Tenant shall
so dispute said statement then, pending the resolution of
such dispute, Tenant shall pay the additional rent to
Landlord in accordance with the statement furnished by
Landlord.

     5. In no event shall the fixed annual rent under
this lease (exclusive of the additional rents under this
Article) be reduced by virtue of this Article.

     6. If the commencement date of the term of this
lease is not the first day of the first comparative year,
then the additional rent due hereunder for such first
comparative year shall be a proportionate share of said
additional rent for the entire comparative year, said
proportionate share to be based upon the length of time
that the lease term will be in existence during such
first comparative year. Upon the date of any expiration
or termination of this lease (except termination because
of Tenant's default) whether the same be the date
hereinabove set forth for the expiration of the term or
any prior or subsequent date, a proportionate share of
said additional rent for the comparative year during
which such expiration or termination occurs shall
immediately become due and payable by Tenant to Landlord,
if it was not theretofore already billed and paid. The
said proportionate share shall be based upon the length
of time that this lease shall have been in existence

                                       21

                       during such comparative year. Landlord shall promptly
                       cause statements of said additional rent for that
                       comparative year to be prepared and furnished to Tenant.
                       Landlord and tenant shall thereupon make appropriate
                       adjustments of amounts then owing.

                            7. Landlord's and Tenant's obligations to make the
                       adjustments referred to in subdivision (6) above shall
                       survive any expiration or termination of this lease.

                            8. Any delay or failure of Landlord in billing any
                       tax escalation hereinabove provided shall not constitute
                       a waiver of or in any way impair the continuing
                       obligation of Tenant to pay such tax escalation
                       hereunder.

OCCUPANCY AND USE BY        FIFTY-NINTH:--(A). Tenant acknowledges that its
TENANT                 continued occupancy of the demised premises, and the
                       regular conduct of its business therein, are of utmost
                       importance to the Landlord in the renewal of other leases
                       in the building, in the renting of vacant space in the
                       building, in the providing of electricity, air
                       conditioning, steam and other services to the tenants in
                       the building, and in the maintenance of the character and
                       quality of the tenants in the building. Tenant therefore
                       covenants and agrees that it will occupy the entire
                       demised premises and will conduct its business therein in
                       the regular and usual manner, throughout the term of this
                       lease. Tenant acknowledges that Landlord is executing
                       this lease in reliance upon these covenants and that
                       these covenants are a material element of consideration
                       inducing the Landlord to execute this lease. Tenant
                       further agrees that if it vacates the demised premises or
                       fails to so conduct its business therein, at any time
                       during the term of this lease, without the prior written
                       consent of the Landlord, then all rent and additional
                       rent reserved in this lease from the date of such breach
                       to the expiration date of this lease shall become
                       immediately due and payable to Landlord.

                            (B). The parties recognize and agree that the damage
                       to Landlord resulting from any breach of the covenants in
                       subdivision (A) hereof will be extremely substantial,
                       will be far greater than the rent payable for the balance
                       of the term of this lease, and will be impossible of
                       accurate measurement. The parties therefore agree that in
                       the event of a breach or threatened breach of the said
                       covenants, in addition to all of Landlord's other rights
                       and remedies, at law or in equity or otherwise, Landlord
                       shall have the right of injunction to preserve Tenant's
                       occupancy and use. The words "become vacant or deserted"
                       as used elsewhere in this lease shall include Tenant's
                       failure to occupy or use as by this Article required.

                            (C). If Tenant breaches either of the covenants in
                       subdivision (A) above, and this lease be terminated
                       because of such default, then, in addition to Landlord's
                       rights of re-entry, restoration, preparation for and
                       rerental, and anything elsewhere in this lease to the
                       contrary notwithstanding, Landlord shall retain its right
                       to judgment on and collection of Tenant's aforesaid
                       obligation to make a single payment to Landlord of a sum
                       equal to the total of all rent and additional rent
                       reserved for the remainder of the original term of this
                       lease, subject to future credit or repayment to Tenant in
                       the event of any rerenting of the premises by Landlord,
                       after first deducting from rerental income all expenses
                       incurred by Landlord in reducing to judgment or otherwise
                       collecting Tenant's aforesaid obligation, and in
                       obtaining possession of, restoring, preparing for and
                       re-letting the premises. In no event shall Tenant be
                       entitled to a credit or repayment for rerental income
                       which exceeds the sums payable by Tenant hereunder or
                       which covers a period after the original term of this
                       lease.

                            (D). If any provision of this article of this lease
                       or the application thereof to any person or circumstance
                       shall, to any extent, be invalid or unenforceable, the
                       remainder of this Article, or the application of such
                       provision to persons or circumstances other than those as
                       to which it is held invalid or unenforceable, shall not
                       be affected thereby, and each provision of this Article
                       and of this lease shall be valid and be enforced to the
                       fullest extent permitted by law.

                            SIXTIETH:--The Landlord shall be under no obligation
                       to provide access between the "A" Wing and the "B" Wing
                       on the floor of the premises demised herein, and any
                       passageways which may now or hereafter exist between said
                       wings may be discontinued at any time at the discretion
                       of the Landlord.

CAPTIONS                    SIXTY-FIRST:--The captions are inserted only as a
                       matter of convenience and for reference and in no way
                       define, limit or describe the scope of this lease nor the
                       intent of any provision thereof.

RULES AND                   SIXTY-SECOND:--Tenant and Tenant's servants,
REGULATIONS            employees, agents, visitors, and licensees shall observe
                       faithfully, and comply strictly with, the Rules and
                       Regulations and such other and further reasonable
                       and non-discriminatory Rules and Regulations as Landlord
                       or Landlord's agents may from time to time adopt. Notice
                       of any additional rules or regulations shall be given in
                       such manner as Landlord may elect. In case Tenant
                       disputes the reasonableness of any additional Rule or
                       Regulation hereafter made or adopted by Landlord or
                       Landlord's agents, the parties hereto agree to submit the
                       question of the reasonableness of such Rule or Regulation
                       for decision to the

                                       22

Chairman of the Board of Directors of the Management Division of The Real Estate
Board of New York, Inc., or to such impartial person or persons as he may designate, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or
Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice in writing upon Landlord within ten (10) days after the adoption of any such additional Rule or Regulation. Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

     The use in the demised premises of auxiliary heating devices, such as portable electric heaters, heat lamps or other devices whose principal function at the time of operation is to produce space heating, is prohibited.

     SIXTY-THIRD:--It is understood and agreed that this lease is submitted to
Tenant on the understanding that it shall not be considered an offer and shall not bind Landlord in any way until (i) Tenant has duly executed and delivered duplicate originals to Landlord and (ii) Landlord has executed and delivered one of said originals to Tenant.

(SEE RIDER ATTACHED)

                                       23

In Witness Whereof, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written:

                                        LANDLORD:
                                        500/512 SEVENTH AVENUE ASSOCIATES
                                        HELMSLEY-SPEAR, INC., AGENTS
-------------------------------------
        Witness for Landlord:

                                        By: /s/ Irving Schneider
                                            ------------------------------------
                                        EXECUTIVE VICE PRESIDENT

                                        TENANT:
                                        G-III LEATHER FASHIONS, INC.
-------------------------------------
        Witness for Tenant:

                                        By: /s/ Alan Feller
                                            ------------------------------------

                                ACKNOWLEDGEMENTS.

               LANDLORD                             PARTNERSHIP TENANT

State of New York  )                    State of New York  )
                     ss.                                     ss.
County of New York )                    County of New York )

     On this ____ day of ________,           On this ____ day of ________,
19___, before me personally came        19___, before me personally came
________________________, to me known   ________________________, to me known
and known to me to be a partner of      and known to me to be a partner of
_____________________, a                _____________________, a co-partnership,
co-partnership, mentioned and           mentioned and described in, and which
described in, and which executed the    executed the foregoing instrument, and
foregoing instrument, and the said      the said ______ duly acknowledge to ___
______ duly acknowledge to me that he   that he executed the said instrument for
executed the said instrument for and    and on behalf of and with the authority
on behalf of and with the authority     of said ____________ for the uses and
of said ____________ for the uses and   purposes therein mentioned
purposes therein mentioned

          INDIVIDUAL TENANT                         CORPORATE TENANT

State of New York  )                    State of New York  )
                     ss.                                     ss.
County of New York )                    County of New York )

     On this ____ day of ________,           On this 15 day of JUNE, 1993,
19___, before me personally came        before me personally came ALAN FELLER,
________________________, to me known   to me known who being by me duly sworn
and known to me to be the individual    did depose and say that resides at 345
described in, and who executed, the     West 37th Street NEW YORK, NEW YORK.
forgoing instrument, and acknowledge    that he is the SECRETARY AND TREASURER
to me that he executed the same.        OF G-III LEATHER FASHIONS INC. the
                                        corporation described in and which
                                        executed the forgoing instrument and
                                        that he signed his name thereto by order
                                        of the Board of Directors said
                                        corporation

                                                       THOMAS D. PATTI
                                               NOTARY PUBLIC State of New York
                                                       NO. 31-8296075
                                                Qualified in New York County
                                             Commission Expires January 31, 1995

                                       24

                                 TWENTY-FIFTH-A

AIR                    TWENTY-FIFTH-A With reference to the 35th Floor part of
CONDITIONING           the demised premises Tenant shall have the privilege of
                       using the air conditioning system which affects the whole
                       or a portion of the demised premises, and shall, at its
                       own cost and expense, maintain and operate said system in
                       compliance with all present and future laws and
                       governmental requirements, and shall obtain all
                       governmental licenses and permits now or hereafter
                       required. Tenant shall pay for all electric current,
                       water and refrigerants used in connection, with said
                       system. Tenant, at its own cost and expense, shall make
                       or cause to be made, all repairs, alterations, changes,
                       additions or improvements in and to said system which may
                       be necessary or which may be required or recommended by
                       Landlord or by any governmental authority, and shall
                       furnish all parts and supplies necessary or desirable in
                       connection therewith, but no alterations, changes,
                       additions or improvements shall be made by Tenant without
                       the advance written consent of Landlord. Landlord's
                       charges for electric current, water and refrigerants and
                       for such parts, supplies, repairs, alterations, changes,
                       additions or improvements as are caused to be furnished
                       or made by Landlord shall be payable by Tenant as
                       additional rent upon presentation of Landlord's bill for
                       same. If Tenant shall default in paying any such bill for
                       five (5) days, Landlord shall have the right, in addition
                       to any other rights under this lease to terminate the
                       operation of said air conditioning system without notice
                       to Tenant, and if such default shall continue for sixty
                       (60) days, Landlord shall have the right to remove the
                       whole or any part of said system from the demised
                       premises without notice to Tenant. The non-functioning or
                       defective functioning of said air conditioning system, or
                       Tenant's inability to operate or maintain the same in
                       compliance with lawful requirements, or Landlord's
                       removal thereof or termination of the operation thereof
                       as provided in this paragraph, or any delay, discomfort
                       or inconvenience suffered by Tenant in connection
                       therewith, or, without limitation of or by the foregoing,
                       any other matter or thing related to such system, shall
                       not give rise to any obligation or liability on the part
                       of Landlord and shall not affect this lease or be deemed
                       to release or discharge Tenant of any of Tenant's
                       obligations or liabilities under this lease or otherwise.
                       Title to said system and all present and future parts
                       thereof is and shall be vested in Landlord.

          ADDITIONAL CLAUSES attached to and forming a part of lease dated June
__, 1993 between 500-512 SEVENTH AVENUE ASSOCIATES and G-III LEATHER FASHIONS,
INC.

SIXTY FOURTH: It is understood and agreed tenant shall be permitted to list its firm name or divisions of its firm but no more than five (5) listings in the lobby board of the building. The charge to the tenant shall be $75.00 for all listings plus tax, per side of building or the charge then in effect.

SIXTY FIFTH: (a) It is understood and agreed that tenant shall have immediate possession of the demised premises free of rent upon execution of this lease through December 31, 1993, but shall be subject to all other terms and conditions of this lease including the payment of electricity.

               (b) From and after the execution of this Lease by Landlord and
Tenant, and delivery to Tenant of a fully-executed copy thereof Tenant may continue to occupy 34-03 at its present fixed and additional rent and upon its commencement of construction of its Initial Alteration Work, (as hereinafter defined), Landlord will make space in the building available to Tenant, on a temporary basis, (the "Temporary Space"). The term of such occupancy shall end on December 31, 1993 but will be extended to February 28, 1994 if Tenant's
Initial Work is not substantially completed by December 31, 1993. Tenant agrees to take possession of the Temporary Space in its "as is" condition with no obligation in Landlord to do any work therein or thereto to make such space suitable and ready for Tenant's occupancy and use. Tenant shall surrender broom-clean possession to landlord of the Temporary Space on or before December
31, 1993. For the Temporary Space, Tenant shall pay fixed rental of $15 per square foot calculated on a maximum of 4,300 square feet, plus electricity.
Otherwise, Tenant's occupancy and use of the Temporary Space shall be pursuant to all of the applicable provisions of this Lease.

                    In the event that Tenant shall fail timely to vacate and
surrender the Temporary Space by December 31, 1993 or any extension thereof, then Tenant shall pay to Landlord, as liquidated damages, for each month or portion thereof during which Tenant continues to occupy the Temporary Space after the commencement date of the term of this Lease, a sum equal to $30 per square foot, it being agreed that the damage to landlord resulting from the failure by Tenant to timely vacate and surrender the Temporary Space will be substantial and will be impossible of accurate measurement.

               (c) Notwithstanding any of the foregoing it is expressly
understood and agreed that the monthly Rent and Additional Rent payments for the demised premises shall begin on January 1, 1994 whether or not Tenant has completed its Initial Alteration Work.

SIXTY SIXTH: Tenant shall perform all initial alteration work to make the demised premises suitable and ready for Tenant's occupancy and use (the "Initial
Alteration Work"). Tenant shall, within sixty (60) days after the execution of this Lease by Tenant, furnish Landlord for its approval a complete set of architectural and engineering plans and specifications for such work including air conditioning. Landlord, promptly upon receipt of same, shall approve such plans and specifications, or return them with advice as to what changes are required for its approval to be forthcoming.

          Tenant, at its own cost and expense (except as herein provided), will cause the Initial Alteration Work to be effected in accordance with Tenant's approved plans and specifications, pursuant to the provisions of Article TWELFTH and FIFTEENTH, as supplemented by Article SIXTEENTH, hereof, and in accordance with all applicable laws, rules and regulations.

          Tenant as part of its Initial Alteration Work will install an air conditioning unit or units sufficient to air condition all or part of the demised premises. In connection therewith Tenant agrees to pay as Additional
Rent an Electric Riser Charge of $5.00 per ton, per month for each unit.

SIXTY SEVENTH: Provided Tenant is not then in material default under this Lease beyond any grace period, landlord will pay up to the first $488,704 ("Landlord's
Work Contribution") of the costs of labor and materials, excluding the costs of
Tenant's personal property, in effecting the Initial Alteration Work. If such costs are lower than $488,704, then Landlord's aforedescribed contribution obligation shall be satisfied by its paying such amount lower than $488,704. Any such costs in excess of $488,704 shall be paid promptly by Tenant.

          In connection with the Initial Alteration Work, Tenant shall provide
Landlord with true copies of paid bills, showing the cost of the items of the
Initial Alteration Work to be included in the aforesaid total up to $488,704, and Landlord shall reimburse Tenant for the amount set forth in said bills in accordance with Landlord's obligation hereunder within twenty (20) days unless
Landlord requests further verification of payment.

                                       -2-

SIXTY EIGHTH: Landlord AGREES that, at its expense, it shall effect the following work ("Landlord's Work") in and to the demised premises, in a Building standard manner and using Building standard materials, which work shall constitute Landlord's sole obligation hereunder:

     1.   Install bathrooms as required pursuant to the Americans With
          Disabilities Act. Landlord will use best efforts to coordinate its construction with that of Tenant.

     2.   Remove existing installations from 35th Floor and from the portion of the 34th Floor not presently occupied by Tenant So that same shall be delivered vacant and free of same in "shell" condition.

SIXTY NINTH: Anything in Article FIFTY-SEVENTH to the contrary notwithstanding, the cost of living adjustment of the fixed annual rental rate computed as provided in said Article FIFTY-SEVENTH, which shall be payable for any single calendar year, or for any portion thereof, shall not exceed an amount equal to four (4%) of the fixed annual rental rate payable under this lease as of
December 1st of the immediately preceding calendar year (including any
Adjustments Under Article FIFTY-SEVENTH).

          Please note that this limitation in intended to operate as follows: if the Base Year fixed annual rental rate is $10,000, and the percentage limitation is, say, 4%, then the maximum escalation for the first calendar year following the Base Year is 4% X $10,000, or $400 (for a maximum rental of $10,400); the maximum escalation for the second calendar year following the Base Year is 4% X
$10,400, or $416 (for a maximum rental of $10,816}; for the third year, the maximum escalation is 4% X $10,816, or $432.64 (for a maximum rental of
$11,248.64), etc.

SEVENTYTH: Anything to the contrary contained in Article Thirty-Fifth notwithstanding, should Landlord elect not to give such notice of termination and the demised premises are not restored so that Tenant may resume its regular course of business operations within 180 days after such fire or other cause,
Tenant shall have the right to give Landlord a notice in writing of termination, which notice shall be given as provided in this Lease

                                       -3-

and thereupon the term of this Lease shall expire by lapse of time on the third day after such notice is given, and Tenant shall vacate the demised premises and surrender same to Landlord.

                                        LANDLORD:
                                        500-512 SEVENTH AVENUE ASSOCIATES
                                        HELMSLEY-SPEAR, INC., AGENTS

                                        By: /s/ Irving Schneider
                                            ------------------------------------
                                            EXECUTIVE VICE PRESIDENT

                                        TENANT:
                                        G-III LEATHER FASHIONS, INC.

                                        By: /s/ Alan Feller
                                            ------------------------------------

                                       -4-

                              RULES AND REGULATIONS

     1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any
Tenant or used for any purpose other than ingress and egress to and from the demised premises, and if said premises are situate on the ground floor of the building the Tenant thereof shall further, at said Tenant's own expense, keep the sidewalks and curb directly in front of said premises clean and free from ice, snow, etc.

     2. The freight and not the passenger elevators shall be used by the working hands of Tenant and persons calling for and delivering goods to and from the demised premises.

     3. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the demised premises, without the prior written consent of the Landlord. Such awnings, projections curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Landlord.

     4. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside or inside of the demised premises or building without the prior written consent of
Landlord. Interior signs on doors shall be inscribed, painted or affixed for each Tenant by Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to Landlord. Only the Tenant named in the lease shall be entitled to appear on the Directory Board or Tablet. Additional names may be added in Landlord's sole discretion under such terms and conditions as he may approve.

     5. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways or other public places in the building shall not be covered by any Tenant, nor shall any bottles, parcels, or other articles be placed on the windowsills.

     6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

     7. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No linoleum or other floor covering shall be laid in direct contact with the floor of the demised premises, but if any such covering is required by Tenant, an interlining of builder's deadening felt shall first be affixed to the floor with paste or other water soluble material, the use of cement or other adhesive non-soluble in water is expressly prohibited.

     8. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them whether by the use of any instrument, radio, talking machine, musical noise, whistling, singing or in any other way.

     9. No Tenant, nor any of Tenant's servants, employees, agents, visitors, or licensees, shall at any time bring or keep upon the demised premises any inflammable, combustible or explosive fluid, chemical and substance, or cause or permit any unusual or objectionable odors to be produced upon or permeate from the demised premises. No animals or birds shall be kept by Tenant in or about the building.

     10. Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

     11. Landlord shall have the right to prohibit any advertising by any Tenant which, in its opinion, tends to impair the reputation of the building or its desirability and, upon written notice from Landlord. Tenant shall refrain from or discontinue such advertising.

     12. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall co-operate to prevent the same.

     13. There shall not be used in any space, or in the public halls of any building, either by any Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

     14. No Tenant shall purchase spring water, ice, towels, or other like service, from any company or persons not approved by Landlord.

     15. The use in the demised premises of auxiliary heating devices, such as portable electric heaters, heat lamps or other devices whose principal function at the time of operation is to produce space heating, is prohibited.

                                       26

                                  [MAP OMITTED]

         NAVARRE MERCANTILE BUILDING, S.W. Corner 7th Ave & 38th Street

                                  [MAP OMITTED]

         NAVARRE MERCANTILE BUILDING, S.W. Corner 7th Ave & 38th Street